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                                                                    EXHIBIT 10.3

                                                                  EXECUTIVE COPY
                                                                  --------------

                             AIRTRAN AIRWAYS, INC.
                            AIRTRAN HOLDINGS, INC.

 166,400 Units consisting of $166,400,000 11.27% Senior Secured Notes due 2008
                           of AirTran Airways, Inc.
          with Warrants to purchase 3,000,000 shares of common stock of AirTran Holdings, Inc.

                              PURCHASE AGREEMENT
                              ------------------


                                                                  April 12, 2001

BOEING CAPITAL LOAN CORPORATION
c/o Entity Services
2325-B Renaissance Drive, Suite 8
Las Vegas, Nevada 89119

Ladies and Gentlemen:

          AirTran Airways, Inc., a Delaware corporation ("Airways") and AirTran Holdings, Inc., a Nevada corporation ("Holdings" and, together with Airways, the "Issuers"), hereby agree with you as follows:

          1.   Issuance of Securities.

               (a) Airways proposes to issue and sell to Boeing Capital Loan Corporation (the "Initial Purchaser") $166,400,000 aggregate principal amount of 11.27% Senior Secured Notes due 2008, Series A of Airways (the "Series A Notes"). The Series A Notes will be issued pursuant to an indenture (the "Indenture"), to be dated as of April 12, 2001, by and among Airways and any future subsidiary guarantors (the "Guarantors"), and Wilmington Trust Company, as indenture trustee (the "Trustee"). The Guarantors will unconditionally guarantee the obligations under the Notes (defined below) and the Indenture (collectively, the "Guaranty"). The obligations under the Notes will be secured by mortgages on, security interests in or pledges of (the "Security Interests") certain assets (the "Collateral") of Airways and certain of its current and future subsidiaries (collectively, the "Grantors") pursuant to (a) the Issuer's Pledge and Security Agreement substantially in the form attached hereto as Exhibit A
                                                                     ---------
     (the "Security Agreement"), (b) the Aircraft Mortgage substantially in the form attached hereto as Exhibit B (the "Aircraft Mortgage"), (c) the
                             ---------
     Mortgage and Fixture Filing substantially in the form attached hereto as Exhibit C (the "Mortgage"), and (d) such other documents executed from time
     ---------
     to time and included in the definition of "Collateral Documents" under the Indenture (each of the documents identified in the foregoing clauses (a) through (d), the "Collateral Documents"). The Security Interests will secure the payment and performance when due of all of the obligations of Airways, the Guarantors, if any, and the Grantors under the Indenture, the Notes and the Collateral Documents, and shall be subject to the Collateral Trust Agreement (defined below). Wilmington Trust Company
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     shall serve as the collateral trustee (the "Collateral Trustee") pursuant to that certain Collateral Trust Agreement dated as of April 12, 2001 in the form attached as Exhibit D hereto (the "Collateral Trust Agreement").
                          ---------

               (b) Holdings proposes to issue and sell to the Initial Purchaser 166,400 warrants ("the Warrants") to purchase an aggregate of 3,000,000 shares of its common stock, par value $.001 per share (the "Holdings' Common Stock"). The Warrants are to be issued pursuant to the provisions of that certain warrant agreement (the "Warrant Agreement"), dated as of April 12, 2001 between Holdings and the Initial Purchaser, substantially in the form attached hereto as Exhibit E.
                             ---------

               (c) The Series A Notes and the Warrants will be sold in units (the "Units"), each unit consisting of $1,000 principal amount of Series A Notes and one Warrant to purchase 18.02885 shares of Holdings' Common Stock. The Series A Notes and the Warrants will be separately transferable immediately upon issuance. The issuance of Series A Notes and Warrants on the terms set forth herein shall be defined as the "Offering".

               (d) The Units will be offered and sold to the Initial Purchaser pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act").

               (e) Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series A Notes and the Warrants shall bear the legends set forth on Exhibit F hereto.
     -------

               (f) For the purposes of this Purchase Agreement dated April 12, 2001 (this "Agreement"), capitalized terms are used as defined in Annex X
                                                                       -------
     attached hereto.

          2. Agreements to Sell and Purchase. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions hereof, (a) Airways shall issue and sell to the Initial Purchaser (and, in order to induce the Initial Purchaser to purchase the Series A Notes, the Grantors shall grant the Security Interests), and the Initial Purchaser agrees to purchase from Airways, $166,400,000 aggregate principal amount of the Series A Notes and (b) Holdings shall issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from Holdings 166,400 Warrants. The purchase price for each Unit shall be $1,000.

          3.   Terms of Offering.

               (a) Holders of the Series A Notes and the 11.27% Series C Senior Secured Notes (the "Series C Notes") (including subsequent transferees) will have the registration rights set forth in the registration rights agreement applicable to the Notes in the form attached as Exhibit G hereto
                                                               ---------
     (the "Note Registration Rights Agreement"), to be executed on and dated as of the Closing Date (as defined below). Pursuant to the Note

                                       2
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     Registration Rights Agreement, Airways will agree, among other things, to file with the Securities and Exchange Commission (the "Commission") (a) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to, among other things, the (i) 11.27% Series B Senior Secured Notes due 2008 of Airways (the "Series B Notes"), identical in all respects to the Series A Notes (except that the Series B Notes shall have been registered pursuant to such registration statement) to be offered in exchange for the Series A Notes and (ii) 11.27% Series D Senior Secured Notes due 2008 of Airways (the "Series D Notes" and, together with the Series A Notes, the Series B Notes and the Series C Notes, each with the Guaranty endorsed thereon, if any, the "Notes"), identical in all respects to the Series C Notes (except that the Series D Notes shall have been registered pursuant to such registration statement) to be offered in exchange for the Series C Notes (such offers to exchange being referred to as the "Registered Exchange Offer"), and/or (b) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Note Shelf Registration Statement") relating to the resale by certain holders of the Notes. Airways will, under certain circumstances, be required to pay additional interest ("Special Interest") if it fails to meet its obligations under the Note Registration Rights Agreement.

               (b) Holders of the Warrants will have the registration rights set forth in the registration rights agreement applicable to the Warrants in the form attached as Exhibit H hereof (the "Warrant Registration Rights
                             ---------
     Agreement"), to be executed on and dated as of the Closing Date. Pursuant to the Warrant Registration Rights Agreement, Holdings will agree, among other things, to file with the Commission a shelf registration statement pursuant to Rule 415 under the Act (the "Warrant Shelf Registration Statement") for the Warrants and the common shares underlying the Warrants within 120 days of the date the Units are issued and to use its best efforts to cause that registration statement to be declared effective within 180 days of the date the Units are issued. Holdings will, under certain circumstances, be required to pay liquidated damages if it fails to meet its obligations under the Warrant Registration Rights Agreement.

               (c) In connection with the Offering, Boeing Capital Loan Corporation ("BCLC") and Holdings have entered into a Note Agreement dated as of April 12, 2001 (the "Holdings Note Agreement"), providing for, among other things, (1) the issuance to BCLC by Holdings of $17.5 million principal amount of certain Series B senior secured convertible notes (the "Holdings' Convertible Notes Issuance"), and (2) the issuance to BCLC by Holdings of $17.5 million principal amount of certain Series A senior secured notes (the "Holdings' Series A Notes Issuance" and, together with the Holdings' Convertible Notes Issuance, the "Holdings Note Issuance"). Holdings will use the proceeds of the Holdings' Note Issuance to make a $35.0 million equity contribution to Airways (the "Equity Contribution").

               (d) This Agreement, the Indenture, the Note Registration Rights Agreement, the Holdings Note Agreement, the Warrant Registration Rights Agreement,

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     the Collateral Documents, the Collateral Trust Agreement, the Notes, the
     Warrant Agreement, any and all other documents or instruments executed by either, or both, of the Issuers in connection the Holdings' Note Issuance, any and all documents or instruments executed by either, or both, of the Issuers in connection with the Equity Contribution and all other documents or instruments executed by either, or both, of the Issuers in connection with the transactions contemplated hereby and thereby are referred to herein as the "Documents." The transactions contemplated by the Documents, including without limitation the Offering, the Holdings' Note Issuance, and the Equity Contribution, and the use of the proceeds therefrom are collectively referred to herein as the "Transactions." The Units, the Notes and the Warrants are referred to herein as the "Securities". Unless the context requires otherwise, all agreements, representations and warranties of the Issuers set forth in this Agreement are made after giving pro forma effect to the Transactions.

          4. Delivery and Payment. Delivery to the Initial Purchaser of and payment for the Notes shall be made at a Closing (the "Closing") to be held at 11:00 a.m., New York time, on April 12, 2001 (the "Closing Date") at the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022. The Closing Date and the location of delivery of and the form of payment for the Units may be varied by agreement between the Initial Purchaser and the Issuers.

          The Issuers shall deliver to the Initial Purchaser one or more certificates representing the Units, comprised of the Series A Notes and the Warrants, each in definitive form, registered in such names and denominations as the Initial Purchaser may request, against payment by the Initial Purchaser of the purchase price therefor by immediately available federal funds bank wire transfer to such bank account as the Issuers shall designate to the Initial Purchaser at least two business days prior to the Closing.

          The certificates representing the Units in definitive form shall be made available to the Initial Purchaser for inspection at the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022 (or such other place as shall be reasonably acceptable to the Initial Purchaser) not later than 10:00 a.m. one business day immediately preceding the Closing Date.

          5. Agreements of the Issuers. The Issuers, jointly and severally, hereby agree:

               (a) To (i) advise the Initial Purchaser promptly after obtaining actual knowledge (and, if requested by the Initial Purchaser, confirm such advice in writing) of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) the happening of any event not otherwise disclosed pursuant to one or more disclosure schedules to the Transaction Documents that makes any statement of a material fact made in the Holdings SEC

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     Documents untrue or that requires the making of any additions to or changes thereto in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use their commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any state securities or blue sky laws, and
     (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use their commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (b) To cooperate with the Initial Purchaser and the Initial Purchaser's counsel in connection with the qualification of the Securities under the securities or blue sky laws of such jurisdictions as the Initial Purchaser may request and continue such qualification in effect so long as reasonably required for Exempt Resales; provided, that the Issuers shall
                                             --------
     not be required in connection therewith to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction where it is not now so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

               (c) Whether or not any of the Transactions are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incident to and in connection with: (A) the preparation, printing and distribution of all agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Documents, (C) the issuance and delivery of the Securities, including the fees of the Trustee,
     (D) the qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including, without limitation, the fees and disbursements of the Initial Purchaser's counsel relating to such registration or qualification, and (E) the preparation of the Securities, (ii) all fees and expenses of the counsel and accountants of the Issuers, (iii) all expenses and listing fees in connection with the application for quotation of the Notes in the NASD Automated Quotation System -- PORTAL ("PORTAL"), (iv) all fees and expenses (including fees and expenses of counsel) of the Issuers in connection with approval of the Notes by DTC for "book-entry" transfer, (v) all fees charged by rating agencies in connection with the rating of the Notes, (vi) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee and (vii) all out-of-pocket fees and expenses (including reasonable fees and expenses of counsel) incurred by the Initial Purchaser in connection with the preparation, negotiation and execution of the Documents, its services to be rendered under this agreement and the consummation of the Transactions.

               (d) To make the Equity Contribution to Airways from the proceeds of the Holdings' Note Issuance and to use the Equity Contribution, existing cash balances of Airways and the proceeds from the sale of the Series A Notes to satisfy in full all

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     monetary obligations with respect to the 10.50% Senior Secured Notes due
     2001 of Airways and the 10.25% Senior Notes due 2001 of Holdings and to pay all transaction costs relating to such repayment.

               (e) To the extent it may lawfully do so, not to insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, usury or other law, wherever enacted, now or at any time hereafter in force, that would prohibit or forgive the payment of all or any portion of the principal of or interest on the Notes, or that may affect the covenants or the performance of the Indenture (and, to the extent it may lawfully do so, each of Airways and Holdings hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Trustee in the Indenture or the Collateral Trustee in the Security Documents but shall suffer and permit the execution of every such power as though no such law had been enacted).

               (f) To do and perform all things required to be done and performed under the Documents prior to and after the Closing Date, including, but not limited to:

                    (A)  to effect the inclusion of the Notes in PORTAL;

                    (B) to list all shares of Holdings' Common Stock issued or issuable upon the exercise of the Warrants on any securities exchange on which Holdings' Common Stock is then listed or to authorize for quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if not then so listed, the National Market System of NASDAQ all Holdings' Common Stock issued or issuable upon exercise of the Warrants if the Holdings' Common Stock is then so authorized for quotation; and

                    (C) To prepare and file with the Commission promptly after the Issue Date, but in no event later than the 120/th/ day after the Issue Date, a Warrant Shelf Registration Statement, (ii) use its best efforts to cause such Warrant Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, but in no event later than the 180/th/ day after the Closing Date and (iii) use its best efforts to keep the Warrant Shelf Registration Statement effective until April 12, 2009 or such shorter period that will terminate when all of the shares of Holdings' Common Stock issuable upon exercise of the Warrants have been sold pursuant to a registration statement filed under the Securities Act covering such shares of Holdings' Common Stock.

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                    (D)  To prepare and file with the Commission promptly after the Issue Date, but in no event later than the 120/th/ day after the Issue Date, a Note Shelf Registration Statement,
                    (ii) use its best efforts to cause such Note Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, but in no event later than the 180/th/ day after the Closing Date and (iii) use its best efforts to keep the Note Shelf Registration Statement effective until April 12, 2009 or such shorter period that will terminate when all of the Notes have been sold pursuant to a registration statement filed under the Securities Act covering such Notes.

               (g) Not to, and to ensure that no affiliate (as defined in Rule 501(b) of the Act) of either of the Issuers will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) that would be integrated with the sale of the Units, the Series A Notes or the Warrants in a manner that would require the registration under the Act of the sale to the Initial Purchaser of the Units, the Series A Notes or the Warrants.

               (h) For so long as any of the Notes remain outstanding, during any period in which either of the Issuers is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available, upon request, to any owner of the Notes in connection with any sale thereof, and any prospective purchaser of such Notes from such owner, the information required by Rule 144A(d)(4) under the Act.

               (i) To comply with the representation letter of the Issuers to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

               (j) For so long as the Notes are outstanding, and whether or not required to do so by the rules and regulations of the Commission, (i) to furnish to the Trustee and deliver or cause to be delivered to the holders of the Notes and the Initial Purchaser (A) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Issuers were required to file such Forms, including for each, a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Issuers' independent certified public accountants, and (B) all reports that would be required to be filed with the Commission on Form 8-K if the Issuers were required to file such reports, and (ii) from and after the time the Exchange Offer Registration Statement or the Note Shelf Registration Statement (or such other registration statement with respect to the Notes) is filed with the Commission, to file such information with the Commission so long as the Commission will accept such filings.

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               (k)  Except in connection with the Registered Exchange Offer or the filing of the Note Shelf Registration Statement, not to, and not to authorize or permit any person acting on their behalf to, (i) distribute any offering material in connection with the offer and sale of the Securities, or (ii) solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

               (l) Not to directly or indirectly, without the prior consent of the Initial Purchaser, offer, sell, grant any option to purchase, or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any securities of either of the Issuers for a period of six months after the Closing Date, except as contemplated by the Note Registration Rights Agreement, the Holdings SEC Documents (including each of the stock option plans described therein), the Warrant Registration Rights Agreement , the Warrant Agreement, and the Holdings Note Agreement.

               (m) To take all actions necessary to ensure that a sufficient number of shares of Holdings' Common Stock will be authorized and available for issuance upon the exercise of the Warrants.

               (n) At any time prior to the completion of the resale by the Initial Purchaser of the Units, the Notes or the Warrants, to notify the Initial Purchaser promptly in writing upon becoming aware if either of the Issuers or any of their Affiliates becomes a party in interest or a disqualified person with respect to any employee benefit plan. The terms "ERISA," "Affiliates," "party in interest," "disqualified person" and "employee benefit plan" shall have the meanings as set forth in Section 6(bb) hereof.

               (o) During the two year period after the Closing Date (or such shorter period as may be provided for in Rule 144(k) under the Act, as the same may be in effect from time to time), to not, and to not permit any current or future subsidiaries of either the Issuers or any other affiliates (as defined in Rule 144A under the Act) controlled by either of the Issuers to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by either of the Issuers, any current or future subsidiaries of either of the Issuers or any other affiliates (as defined in Rule 144A under the Act) controlled by either of the Issuers, except pursuant to an effective registration statement under the Act.

               (p) For so long as the Initial Purchaser and any Affiliate of the Initial Purchaser hold Notes, Holdings' Convertible Notes, or Holdings' Series A Notes (each a "Permitted Transferee", and, together with the Initial Purchaser, each a "Purchaser Party"), the applicable Issuer shall purchase Notes, Holdings' Convertible Notes and Holdings' Series A Notes under the following circumstances (such obligation, the "Mandatory Redemption Obligation"):

                    (i) Airways shall purchase $3,100,000 aggregate principal amount of the Notes held by the Purchaser Parties at a price equal to one hundred percent (100%) of the principal amount of such Notes plus accrued and unpaid interest and Special Interest, if any, thereon on each Delivery Date of a Transaction Aircraft delivered after the Closing Date.

                    (ii) On April 15, 2002, Airways shall purchase Notes in an aggregate principal amount equal to the difference of (A) $34,100,000 minus (B) the product of (x) $3,100,000 multiplied by (y) the number of Transaction Aircraft delivered after the Closing Date and on or prior to April 15, 2002, at a price equal to one hundred percent (100%) of their principal amount plus accrued and unpaid interest and Special Interest, if any, thereon; provided, however, if any Transaction Aircraft have not been delivered on or before such date due to the delivery delays caused by any Boeing Affiliate, the aggregate amount of Notes Airways is required to purchase pursuant to this Section 5(p)(ii) shall be reduced by $3,100,000 for each such Transaction Aircraft the delivery of which has been so delayed until the date Boeing notifies Airways in writing that such Transaction Aircraft is available for delivery.

                    (iii) For so long as the Purchaser Parties hold a majority in the aggregate principal amount then outstanding of the Notes, Airways shall, upon written notice by Boeing, purchase all Notes, and Holdings shall purchase all Holdings' Convertible Notes and Holdings' Series A Notes, in each case, then outstanding and owned by the Purchaser Parties, at a price equal to one hundred percent (100%) of their principal amount plus accrued and unpaid interest and Special Interest, if any, thereon upon any "event of default" under the terms of the Notes, Holdings' Convertible Notes and Holdings' Series A Notes or other obligations owing from Airways, Holdings or any of their affiliates to any Boeing Affiliate, where such "event of default" is with respect to an outstanding payment obligation of greater than $10,000,000.

               (q) To (i) treat for Tax purposes the Series A Notes and Warrants to purchase 18.02885 shares of Holdings' Common Stock as financial instruments acquired at fair market value, (ii) treat as original issue discount within the meaning of Code Section 1273(a)(1) that portion of the $1,000 issue price of the Series A Notes equal to the fair market value of the Warrants to purchase 18.02885 shares of Holdings' Common Stock, (iii) treat the Series A Notes as applicable high yield debt obligations under Code Section 163(i) and (iv) treat the appropriate amounts under the Code as the disqualified portion and the dividend equivalent portion.

          6. Representations and Warranties of the Issuers. Each of the Issuers, jointly and severally, represents and warrants to the Initial Purchaser that as of the Closing Date:

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               (a)  No injunction or order has been issued that either (i)
     asserts that any of the Transactions is subject to the registration requirements of the Act, or (ii) would prevent or suspend the issuance or sale of any of the Securities, in any jurisdiction. As of the Closing Date and except as otherwise disclosed on one or more disclosure schedules to the Transaction Documents, the Holdings SEC Documents (x) will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (y) will contain all the information specified in, and meet the requirements of, Rule 144A(d)(4) under the Act. Except as disclosed in the Holdings SEC Documents or on Schedule 6(a), there are no related party transactions that
                     -------------
     would be required to be disclosed in a registration statement on Form S-1 filed under the Act.

               (b) Each of the Issuers (i) has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets described in the Holdings SEC Documents, and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation, as the case may be, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified could not, singly or in the aggregate, reasonably be expected to have a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of either of the Issuers, taken as a whole, (B) the ability of either of the Issuers to perform their obligations in all material respects under any of the Documents, (C) the enforceability of any of the Security Documents or the attachment, perfection or priority of any of the Security Interests intended to be created thereby in any portion of the Collateral or (D) the validity of any of the Documents or the consummation of any of the Transactions (each, a "Material Adverse Effect").

               (c) As of the Closing, (i) Holdings will have no direct or indirect subsidiaries other than Airways and AirTran Investments Corporation, each of which is a wholly-owned subsidiary of Holdings and
     (ii) Airways will have no direct or indirect subsidiaries other than AirTran Airways 717 Leasing Corporation, which is a wholly-owned subsidiary of Airways. All of the shares of outstanding common stock of Airways and AirTran Investments Corporation are owned, directly or indirectly, by Holdings, free and clear of all liens, security interests, mortgages, pledges, charges, claims or restrictions on transferability or encumbrance of any kind. All of the shares of outstanding common stock of AirTran Airways 717 Leasing Corporation, are owned, directly or indirectly, by Airways, free and clear of all liens, security interests, mortgages, pledges, charges, claims or restrictions on transferability or encumbrance of any kind other than those created by the Transaction Documents. Except as disclosed in the Holdings 10-K, there are no outstanding (A) securities convertible into or exchangeable for any capital stock of either of the Issuers, (B) options, warrants or other rights to purchase or subscribe for capital stock of either of the Issuers, or (C) contracts, commitments, agreements, understandings, arrangements, calls or claims of any kind relating to the issuance of any capital stock of either of the Issuers, any such convertible or exchangeable securities or any such options, warrants or rights. Except as disclosed in the Holdings SEC Documents, immediately following the Closing, neither of the Issuers will directly or indirectly own any capital stock or other equity interest in any person.

               (d) All of the outstanding shares of capital stock of each of the Issuers have been duly authorized and validly issued, are fully paid and nonassessable, and were not issued in violation of, and are not subject to, any preemptive or similar rights. Schedule 6(d) sets forth (a) the
                                           -------------
     Capitalization of each of Airways and Holdings as of the Closing Date and
     (b) the pro forma Capitalization of each of Airways and Holdings after giving effect to the Transactions. "Capitalization" shall mean (a) the number of authorized and outstanding shares of Common Stock, (b) the number of authorized and outstanding shares of each series of preferred stock, (c) a description of outstanding securities convertible into or exchangeable for Common Stock and the maximum number of shares of Common Stock issuable upon exercise of all such outstanding rights, (d) a description of any option plans and the number of authorized options and the number of outstanding options, and (e) the number of any other outstanding shares or securities. Except as set forth in such Schedule 6(d), immediately
                                             -------------
     following the Closing, neither of the Issuers will have any liabilities, absolute, accrued, contingent or otherwise other than (A) liabilities that are reflected in the Financial Statements (defined below), or (B) liabilities incurred subsequent to the date thereof in the ordinary course of business, consistent with past practice, that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (e) Except for this Agreement and the Note Registration Rights Agreement, the Warrant Registration Rights Agreement, and the Holdings Note Agreement, one or more other agreements between Issuers and Purchaser Parties or their Affiliates granting to such parties certain registration rights or as disclosed in the Holdings SEC Documents, neither of the Issuers has entered into any agreement (i) to register any of its securities under the Act, or (ii) to purchase or offer to purchase any securities of either of the Issuers or any of their respective Affiliates.

               (f) Each of the Issuers has all requisite power and authority to enter into, deliver and perform its obligations under the Documents to which it is a party and to consummate the Transactions contemplated thereby. Each of the Documents has been duly authorized by each of the Issuers that is or will be a party thereto, and this Agreement is, and, when executed and delivered, each other Document to which either of the Issuers is a party will be, a legal, valid and binding obligation of each of the Issuers that is or will be a party thereto, enforceable in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA"), applicable to an indenture that is required to be qualified under the TIA.

               (g) The Series A Notes have been duly authorized by Airways for issuance and sale to the Initial Purchaser pursuant to this Agreement and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms hereof, will be legal, valid and binding obligations of Airways, enforceable against Airways in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. The Series B Notes have been duly authorized by Airways and, when executed, authenticated and delivered in accordance with the terms of the Indenture and the Note Registration Rights Agreement, will be legal, valid and binding obligations of Airways, enforceable against Airways in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. The Notes rank and will rank on a parity with all senior indebtedness of Airways that is outstanding on the date hereof or that may be incurred hereafter, and senior to all other indebtedness of Airways that is outstanding on the date hereof or that may be incurred hereafter.

               (h) The Warrants have been duly authorized by Holdings for issuance and sale to the Initial Purchaser pursuant to this Agreement and, when issued and delivered in accordance with the terms hereof, the Warrants will be validly issued, fully paid and nonassessable, and will not be issued in violation of, and will not be subject to any preemptive or similar rights. Each Warrant is exercisable for the purchase of 18.02885 shares of Holdings' Common Stock. The shares of Holdings' Common Stock issuable upon exercise of the Warrants have been duly authorized and, when issued upon such exercise, will be validly issued, fully paid and nonassessable, will not be issued in violation of, and will not be subject to any preemptive or similar rights.

               (i) Neither of the Issuers is in violation of its respective certificate of incorporation or bylaws (the "Charter Documents"). Neither of the Issuers is (i) in violation of any Federal, state, local or foreign statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation or order (collectively, "Applicable Law") of any government, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization, domestic or foreign (each, a "Governmental Authority"), or (ii) in breach of or default under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective property is bound (collectively, "Applicable Agreements"), other than in the case of clauses
     (i) or (ii) as disclosed in the Holdings SEC Documents or violations, breaches or defaults that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. There exists no condition that, with the passage of time or otherwise, would (i) constitute a violation of such Charter Documents or Applicable Laws, (ii) constitute a breach of or default under any Applicable Agreement, or (iii) result in the imposition of any penalty or the acceleration of any indebtedness other than, with respect to this clause (iii) only, breaches, penalties or defaults that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All Applicable Agreements are in full force and effect and are legal, valid and binding obligations, and no default has occurred or is continuing thereunder, other than such defaults that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (j) Neither the execution, delivery or performance of the Documents nor the consummation of the Transactions shall conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person (other than consents already obtained) under, result in the imposition of a Lien on any assets of either of the Issuers (except pursuant to the Documents), or result in an acceleration of indebtedness under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement, other than, with respect to this clause (ii) only, such breaches, violations or defaults as disclosed in the Holdings SEC Documents or that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iii) any Applicable Law. After giving effect to the Transactions, no Default or Event of Default (each, as defined in the Indenture) will exist.

               (k) No permit, certificate, authorization, approval, consent, license or order of, or filing, registration, declaration or qualification with, any Governmental Authority (collectively, "Permits") and no approval or consent of any other person, is required in connection with, or as a condition to, the execution, delivery or performance of any of the Documents or the consummation of any of the Transactions, other than such Permits (i) as have been made or obtained on or prior to the Closing Date,
     (ii) as are not required to be made or obtained on or prior to the Closing Date that will be made or obtained when required, or (iii) the failure of which to make or obtain could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (l) Except as disclosed in the Holdings SEC Documents, there is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), domestic or foreign (collectively, "Proceedings"), pending or to the actual knowledge of the Issuers after reasonable inquiry, overtly threatened, that either (i) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge any of the Documents or any of the Transactions, or (ii) could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither of the Issuers is subject to any judgment, order, decree, rule or regulation of any Governmental Authority that could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (m) Immediately following the Closing, each of the Issuers and each of their respective directors, members, managers, officers, employees and agents (collectively, the "Regulated Persons") shall have, and will be in compliance with the terms and conditions of, all Permits (including, without limitation, Permits with respect to engaging in aviation activities or operations) necessary or advisable to own, lease and operate the properties and to conduct the businesses described in the Holdings SEC Documents other than those the failure of which to have could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. Immediately following the Closing, all such Permits will be valid and in full force and effect. To the actual knowledge of the Issuers, after reasonable inquiry, no event has occurred which allows, or after notice or lapse of time would allow, the imposition of any material penalty, revocation or termination by the issuer thereof or which results, or after notice or lapse of time would result, in any material impairment of the rights of the holder of any such Permits. Neither of the Issuers has actual knowledge, after reasonable inquiry, that either of the Issuers is considering limiting, conditioning, suspending, modifying, revoking or not renewing any such Permit.

               (n) To the actual knowledge of the Issuers, after reasonable inquiry, (i) no Governmental Authority is investigating any Regulated Person (other than ordinary course reviews by one or more Governmental Authorities having jurisdiction over matters relating to Issuers or their respective business affairs) incident to the aviation activities or operations of the Issuers), and (ii) there is no basis for the Federal Aviation Administration (the "FAA") or any other Governmental Authority to deny the renewal of the current Permits held by either of the Issuers.

               (o) Airways is an "air carrier" within the meaning of the Transportation Code that is a "citizen of the United States" within the meaning of the Transportation Code and holds both a certificate under
     Section 41102(a)(1) of the Transportation Code and an air carrier operating certificate issued pursuant to Chapter 447 under the Transportation Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo. Neither Issuer has received notice from the United States Department of Transportation or the Federal Aviation Administration of any loss of such certification or that any investigation by such Governmental Authority has been commenced in relation to the potential revocation thereof.

               (p) Immediately following the Closing, each of the Issuers (i) will have good and marketable title, free and clear of all Liens (other than Permitted Liens and the Liens identified on Schedule 6(p) (the
                                                      -------------
     "Identified Liens")), to the Collateral, and to all property and assets described in the Holdings SEC Documents as being owned by it, and (ii) will enjoy peaceful and undisturbed possession under all leases to which it is a party as lessee.

               (q) Immediately following the Closing, the assets of each of the Issuers will include all of the assets and properties that will be used in, or are otherwise material to, the conduct of the respective businesses of each of the Issuers as proposed to be conducted, and such assets are in working condition, except where the failure of such assets to be in working condition could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (r) Immediately following the Closing, each of the Issuers shall maintain appropriate insurance covering its properties, operations, personnel and businesses against such losses and risks substantially in accordance with customary industry practice.

               (s) The provisions of the Security Documents, when executed and delivered by the parties thereto, will create in favor of the Collateral Trustee, a legal, valid and enforceable Lien on, and security interest in all of the right, title and interest of the Issuers in the Collateral described therein. When financing statements have been filed in the appropriate offices in accordance with the terms thereof, the Security Documents shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Issuers in such of the Collateral described therein as may be perfected by the filing of financing statements, subject to no Liens other than Permitted Liens and the Identified Liens.

               (t) All material Tax returns required to be filed by each of the Issuers has been filed and all such returns are true, complete, and correct in all material respects. All Taxes that are due or claimed from each of the Issuers have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP. To the actual knowledge of the Issuers, after reasonable inquiry, there are no proposed Tax assessments against either of the Issuers that could singly or in the aggregate have a Material Adverse Effect. The accruals and reserves on the books and records of each of the Issuers in respect of any material Tax liability for any Taxable period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term "Tax" and "Taxes" shall mean all federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

               (u) Each of the Issuers owns, or is licensed under, and has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively,

"Intellectual Property") necessary for the conduct of, its businesses, free and clear of all Liens, other than Permitted Liens and other than where the failure to own or license such property could not, singly or, together with such Permitted Liens, in the aggregate, reasonably be expected to have a Material Adverse Effect. To the actual knowledge of the Issuers, after reasonable inquiry, (i) no claims have been asserted by any person challenging the use of any such Intellectual Property by either of the Issuers or questioning the validity or effectiveness of any license or agreement related thereto, (ii) there is no valid basis for any such claim (other than any claims that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect), and (iii) the use of such Intellectual Property by either of the Issuers will not infringe on the Intellectual Property rights of any other person.

          (v) Each of the Issuers maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) material transactions are executed in accordance with management's general or specific authorization, (ii) material transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles of the United States, consistently applied ("GAAP"), and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

          (w) The audited consolidated combined financial statements and related notes of each of the Issuers contained in the Holdings 10-K (the "Financial Statements") present fairly the combined financial position, results of operations and cash flows of the Issuers, as of the respective dates and for the respective periods to which they apply, and have been prepared in accordance with GAAP and the requirements of Regulation S-X.

          (x) Subsequent to the respective dates as of which information is given in the Holdings 10-K, except as adequately disclosed in the Holdings 10-K or in Schedule 6(x) hereto, (i) neither of the Issuers has incurred any
      -------------
liabilities, direct or contingent, that are material, singly or in the aggregate, to either of the Issuers, or has entered into any material transactions not in the ordinary course of business, (ii) there has not been any decrease in the capital stock or membership interests, as the case may be, or any increase in long-term indebtedness or any material increase in short-term indebtedness of either of the Issuers, or any payment of or declaration to pay any dividends or any other distribution with respect to either of the Issuers, and (iii) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of either of the Issuers (each of clauses (i), (ii) and (iii), a "Material Adverse Change"). To the actual knowledge of the Issuers after reasonable inquiry, there is no event that is reasonably likely to occur, which if it were to occur, could, singly or in the aggregate, reasonably be expected to have a

Material Adverse Effect, except such events that have been adequately disclosed in the Holdings 10-K or in one or more disclosure schedules to the Transaction Documents.

          (y) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed either of the Issuers that it is considering imposing) any condition (financial or otherwise) on either of the Issuers' retaining any rating assigned to such Issuer or to any securities of such Issuer, or (ii) has indicated to either of the Issuers that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned, or (B) any change in the outlook for any rating of either of the Issuers or any securities of either of the Issuers.

          (z) All indebtedness represented by the Series A Notes is being incurred for proper purposes and in good faith. On the Closing Date (after giving effect to the Transactions), each of the Issuers will be solvent, and will have on the Closing Date (after giving effect to the Transactions) sufficient capital for carrying on its business and will be on the Closing Date (after giving effect to the Transactions) able to pay its debts as they mature.

          (aa) None of the Issuers and, to their actual knowledge after reasonable inquiry, no one acting on their behalf has (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of either of the Issuers to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of either of the Issuers.

          (bb) Without limiting clause (1) above, no registration under the Act, and no qualification of the Indenture under the TIA is required for the sale of the Units, the Series A Notes or the Warrants to the Initial Purchaser as contemplated hereby or for the Exempt Resales, assuming the accuracy of the Initial Purchaser's representations contained herein regarding the absence of general solicitation in connection with the sale of the Units to the Initial Purchaser. No form of general solicitation or general advertising was used by either of the Issuers or any of their respective Affiliates or, to the actual knowledge of the Issuers after, reasonable inquiry, any of their respective representatives in connection with the offer and sale of any of the Units or in connection with Exempt Resales. Except as disclosed in the Holdings 10-K, no securities of the same class as any of the Securities have been offered, issued or sold by either of the Issuers or any of their respective Affiliates within the six-month period immediately prior to the date hereof.

          (cc) Neither of the Issuers nor any of their respective "Affiliates" is a "party in interest" or a "disqualified person" with respect to any employee benefit plans. To the actual knowledge of the Issuers, after reasonable inquiry, no condition exists or event or transaction has occurred in connection with any employee benefit plan that could result in either of the Issuers or any of their respective "Affiliates" incurring any liability, fine or penalty that could, singly or in the aggregate, have a Material Adverse Effect. Neither of the Issuers nor any trade or business under common control with either of the Issuers (for purposes of Section 414(c) of the Code) maintain any employee pension benefit plan that is subject to Title IV of the Employee Retirement Income Act of 1974, as amended, or the rules and regulations promulgated thereunder ("ERISA").

          The terms "employee benefit plan," "employee pension benefit plan," and "party in interest" shall have the meanings assigned to such terms in
Section 3 of ERISA. The term "Affiliate" shall have the meaning assigned to such term in Section 407(d)(7) of ERISA, and the term "disqualified person" shall have the meaning assigned to such term in Section 4975 of the Internal Revenue Code of 1986, as amended, or the rules, regulations and published interpretations promulgated thereunder (the "Code").

          (dd) None of the Transactions will violate or result in a violation of
Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R.
Part 224) of the Board of Governors of the Federal Reserve System). Neither of the Issuers is subject to regulation, nor shall either of the Issuers become subject to regulation upon the consummation of the Transactions, under the Investment Company Act of 1940, as amended, and the rules and regulations and interpretations promulgated thereunder, or the Public Utility Holding Company Act of 1935, as amended.

          (ee) Except as set forth on Schedule 6(ee), neither of the Issuers has
                                      --------------
dealt with any broker, finder, commission agent or other person (other than the Initial Purchaser) in connection with the Transactions, and neither of the Issuers is under any obligation to pay any broker's fee or commission in connection with such transactions.

          (ff) Neither of the Issuers is engaged in any unfair labor practice. Except as disclosed in the Holdings SEC Documents, there is (i) no unfair labor practice complaint or other proceeding pending or, to the actual knowledge of the Issuers, after reasonable inquiry, threatened against either of the Issuers before the National Labor Relations Board or any state, local or foreign labor relations board or any industrial tribunal, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending or threatened, (ii) no strike, labor dispute, slowdown or stoppage is pending or, to the actual knowledge of the Issuers after reasonable inquiry, threatened against either of the Issuers, and (iii) no union representation question existing with respect to the employees of either of the Issuers, and, to the actual knowledge of the Issuers after reasonable inquiry, no union organizing activities are taking place that, could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (gg) Except as would not have a Material Adverse Effect or as disclosed in the Holdings SEC Documents, (i) neither of the Issuers in violation of any federal, state or local laws and regulations (collectively, "Environmental Laws") relating to pollution or protection of human health or the environment or the use, treatment, storage, disposal, transport or handling, emission, discharge, release or threatened release of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products ("Materials of Environmental Concern"), including, without limitation, noncompliance with or lack of any permits or other environmental authorizations; (ii) there are no past, present or reasonably foreseeable circumstances that would be reasonably expected to lead to any such violation in the future; (iii) neither of the Issuers has received any communication from any person or entity alleging any such violation; (iv) there is no pending or, to the actual knowledge of the Issuers after reasonable inquiry, threatened claim, action, investigation or notice by any person or entity against either of the Issuers or against any person or entity for whose acts or omissions either of the Issuers is or may reasonably be expected to be liable, either contractually or by operation of law, alleging liability for investigatory, cleanup, or other response costs, natural resources or property damages, personal injuries, attorney's fees or penalties relating to any Materials of Environmental Concern or any violation or potential violation of any Environmental Law (collectively, "Environmental Claims"), and (v) to the actual knowledge of the Issuers after reasonable inquiry, there are no actions, activities, circumstances, conditions, events or incidents that could form the basis of any such Environmental Claim.

          (hh) In the ordinary course of business, each of the Issuers (i) conducts a periodic review of the effect of Environmental Laws on its business, operations and properties, and each of the Issuers has identified and evaluated associated costs and liabilities, and any capital or operating expenditures, required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities, and any potential liabilities to third parties; and (ii) has conducted environmental investigations of, and has reviewed information regarding, its business, properties and operations, and those of other properties within the vicinity of its businesses, properties and operations; on the basis of such reviews, investigations and inquiries, the Company has reasonably concluded that, except as disclosed in the Holdings SEC Documents, any costs and liabilities associated with such matters would not have a Material Adverse Effect on either of the Issuers.

          (ii) No statement, representation or warranty made by either of the Issuers or, to the actual knowledge of the Issuers after reasonable inquiry, any other person (other than the Initial Purchaser) in any of the Documents or in any certificate or document required to be delivered was or will be, when made, inaccurate, untrue or incorrect in any material respect. Each certificate signed by any officer of either of the

Issuers and delivered to the Initial Purchaser or counsel for the Initial Purchaser in connection with the Transactions shall be deemed to be a representation and warranty by each of the Issuers to the Initial Purchaser as to the matters covered thereby.

          (jj) Holdings is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

          (kk) No other securities of the Issuers are of the same class (within the meaning of Rule 144A under the Act) as the Notes are listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system. The Notes are eligible for resale under Rule 144A.

          (ll) Each of the Issuers and each of the subsidiaries of both of the Issuers operates all real and personal property leased by it under valid and enforceable leases and has performed in all material respects the obligations required to be performed by it with respect to each such lease except for such leases and obligations which, in the aggregate, would not have a Material Adverse Effect. As to leases with respect to which either of the Issuers or any subsidiary of either of the Issuers is the lessor, the lessees and other parties under such leases are in compliance with all material terms and conditions thereunder and such leases are in full force and effect except for such leases which, if not in full force and effect, would not, in the aggregate, have a Material Adverse Affect.

          (mm) There are no legal or governmental proceedings involving or, to the Issuers' knowledge, affecting either of the Issuers or any subsidiary of either of the Issuers or any of their respective properties or assets which would be required to be described in a filing with the Securities and Exchange Commission that are not described in the Holdings SEC Documents, nor are there any material contracts or other documents which would be required to be described in a filing with the Securities and Exchange Commission that are not described in the Holdings SEC Documents.

          (nn) Except as described in the Holdings SEC Documents, there are no consensual encumbrances or restrictions on the ability of any subsidiary of either of the Issuers (x) to pay dividends on such subsidiary's capital stock or to pay any indebtedness to either of the Issuers or any other subsidiary of either of the Issuers, (y) to make loans or advances to, or investments in, either of the Issuers or any subsidiary of either of the Issuers or (z) to transfer any of its property or assets to either of the Issuers or any subsidiary of either of the Issuers.

          (oo) Neither of the Issuers nor any person acting on behalf of either of the Issuers has offered or sold the Units be means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Issuers, any Affiliate of either of the Issuers and any person acting on behalf of either of the Issuers have complied with and will implement the "offering restrictions"
     within the meaning of such Rule 902; provided, that no representation is
                                          --------
     made in this subsection with respect to the actions of the Initial
     Purchaser.

               (pp) Except as disclosed in the Holdings SEC Documents, neither of the Issuers nor any person acting on behalf of either of the Issuers (other than the Initial Purchaser as to whom the Issuers make no representation) has solicited offers to buy or offered or sold or otherwise negotiated in respect of any security (as defined in the Act) that is or could be integrated with the sale of the Units in a manner that would require the registration under the Act of any of the Securities; and the Issuers will take reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Security or any substantially similar security issued by either of the Issuers, within six months subsequent to the date on which the distribution of the Units has been completed, is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Units in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration requirements of the Act.

          7. Representations and Warranties of the Initial Purchaser. The Initial Purchaser individually represents and warrants that:

               (a)  It is a QIB as defined in Rule 144A under the Act.

               (b) It is not acquiring the Units with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction.

               (c) In connection with any resale of the Units (other than pursuant to an effective registration statement under the Act) it will solicit offers to buy the Units only from, and will offer and sell the Units only to, QIBs who, in purchasing such Units, will be deemed to have represented and agreed:

               (i)  it is purchasing the Units for its own accounts or accounts,

               (ii) that the Units, the Series A Notes and the Warrants will not have been registered under the Act and may be resold, pledged or otherwise transferred, prior to the date that is two years (or such other period that may hereafter be provided under Rule 144(k) as permitting resales of restricted securities by nonaffiliates without restriction) after the later of the original issue date of the Units and the last date on which either of the Issuers or any of their respective Affiliates was the owner of the Units, Series A Notes and the Warrants only (A) to either of the Issuers, (B) pursuant to a registration statement which has been declared effective under the Act, (C) for so long as the Units, the Series A Notes and the Warrants are eligible for resale pursuant to an exemption under the Act, to a person who the seller reasonably believes is a QIB that purchases for its own account or the account of a QIB to whom notice is given that the transfer is being made in reliance on an exemption under the Act, or (D) pursuant to another available exemption from the registration requirements of the Act, and

               (iii) that the holder will, and each subsequent holder is required to, notify any purchaser from it of the security evidenced thereby of the resale restrictions set forth in (ii) above.

               (d) It has all requisite power and authority to enter into, deliver and perform its obligations under this Agreement, the Note Registration Rights Agreement and the Warrant Registration Rights Agreement and each of this Agreement, the Note Registration Rights Agreement and the Warrant Registration Rights Agreement has been duly authorized by it.

          3.   Indemnification.

               (a) Each of the Issuers shall, jointly and severally, without limitation as to time, indemnify and hold harmless the Initial Purchaser and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) the Initial Purchaser (any of such persons being hereinafter referred to as a "controlling person"), and the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser and any such controlling person (collectively, the "Indemnified Parties"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses whatsoever (including, without limitation, costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, "Losses"), as incurred, arising out of or based upon (i) any representation or warranty made by or on behalf of either Issuer under or in connection with the Documents, any written report or any other written information or report delivered by either Issuer pursuant to the Documents, which shall have been false or incorrect in any material respect when made or deemed made, or (ii) any act, omission, transaction or event contemplated by the Documents; provided that the Issuers shall not be liable to any Indemnified
                --------
     Party for any Losses that arise from the gross negligence or willful misconduct of such Indemnified Party. The Issuers shall not be liable under this Section 8 for any settlement of any claim or action effected without their prior written consent, which consent shall not be unreasonably withheld. The Issuers shall notify the Initial Purchaser promptly of the institution, threat or assertion of any Proceeding of which either of the Issuers is aware in connection with the matters addressed by this Agreement which involves either of the Issuers and any of the Indemnified Parties.

               (b) If any Proceeding shall be brought or asserted against any person entitled to indemnification hereunder, such Indemnified Party shall give prompt written notice to the Issuers; provided, that the failure to so notify the Issuers
                            --------
     shall not relieve either of the Issuers from any obligation or liability except to the extent (but only to the extent) that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that such Issuer has been prejudiced by such failure.

               Neither of the Issuers shall consent to entry of any judgment in or enter into any settlement of any pending or threatened Proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Party is a party thereto) unless such judgment or settlement includes, as an unconditional term thereof, the giving by the claimant or plaintiff to each Indemnified Party of a release, in form and substance reasonably satisfactory to the Initial Purchaser, from all Losses that may arise from such Proceeding or the subject matter thereof (whether or not any Indemnified Party is a party thereto).

               (c) If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 8 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 8), then the Issuers, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and the Initial Purchaser, on the other hand, from the Offering, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers, on the one hand, and the Initial Purchaser, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Issuers and the fees received by the Initial Purchaser, bear to the total price of the Units on or prior to the Closing Date. The relative fault of the Issuers, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an Indemnified Party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 8 was available to such party.

                    Each party hereto agrees that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this
         Section 8(c), the Initial Purchaser shall not be required to contribute, in the aggregate, any amount in excess of the amount by which fees received by the Initial Purchaser on or prior to the Closing Date with respect to the Notes exceeds the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                    (d) The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the Issuers may otherwise have to the Indemnified Parties.

               9.   Conditions.

                    (a) The obligations of the Initial Purchaser to purchase the Units under this Agreement are subject to the satisfaction or waiver of each of the following conditions:

                    (i) All the representations and warranties of each of the Issuers in each of the Documents to which it is a party shall be true and correct in all material respects at and as of the Closing Date after giving effect to the Transactions with the same force and effect as if made on and as of such date. On or prior to the Closing Date, each of the Issuers and, to the actual knowledge of the Issuers, after reasonable inquiry, each other party to the Documents (other than the Initial Purchaser) shall have performed or complied in all material respects with all of the agreements and satisfied in all material respects all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Documents (other than conditions to be satisfied by such other parties, which the failure to so satisfy could not reasonably be expected to have a Material Adverse Effect). There shall exist on the Closing Date no Event of Default or Default (each as defined in the Indenture).

                    (ii) No "default" or "event of default" relating to a payment obligation of any Issuer shall have occurred and be continuing under any agreement between any of (A) the Issuers and (B) any Boeing Affiliate which default or event of default relates to a payment in excess of $500,000.

                    (iii) No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or materially interfere with the consummation of any of the Transactions; and no stop order suspending the qualification or exemption from qualification of any of the Securities in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or, to the actual knowledge of the Issuers after reasonable inquiry, be pending or threatened as of the Closing Date.

                    (iv) No action shall have been taken and no Applicable Law shall have been enacted, adopted or issued that would, as of the Closing Date, prevent the consummation of any of the Transactions. Except as disclosed in the Holdings SEC Documents, no Proceeding shall be pending or, to the actual knowledge of the Issuers after reasonable inquiry, threatened other than Proceedings that (A) if adversely determined could not, singly or in the aggregate, adversely affect the issuance or marketability of the Securities, and
                    (B) could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                    (v) Since the date as of which information is given in Holdings 10-K, there shall not have been any Material Adverse Change.

                    (vi) The Initial Purchaser shall have received on the Closing Date:

                           (A)   certificates dated the Closing Date, signed by
                           (1) the chief executive officer, president or treasurer of each Issuer, and (2) the principal financial or accounting officer of each of the Issuers, on behalf of such Issuer, (x) confirming the matters set forth in paragraphs (i) through (v) of this Section 9(a), and (y) certifying as to such other matters as the Initial Purchaser may reasonably request,

                           (B) a certificate, dated the Closing Date, signed by the Secretary or Assistant Secretary of each of the Issuers, certifying such matters as the Initial Purchaser may reasonably request,

                           (C) a certificate of solvency, dated the Closing Date, signed by the principal financial or accounting officer or such other officer acceptable to the Initial Purchaser of each of the Issuers substantially in the form previously approved by the Initial Purchaser;

                           (D) A certificate of the Secretary or the Assistant Secretary of each Issuer and each Restricted Subsidiary attaching (a) resolutions of the Board of Directors of such Issuer and such Restricted Subsidiary, as applicable, evidencing approval of the transactions contemplated by each of the Transaction Documents and the execution, delivery and performance thereof, and authorizing certain officers to execute and deliver the same, and certifying that such resolutions were duly and validly adopted and have not since been amended, revoked or rescinded, (b) the Certificate of Incorporation (or equivalent document) of such Issuer and each Restricted Subsidiary, each certified as of a recent date by the Secretary of State (or equivalent entity) of their respective states (or jurisdictions) of incorporation, (c) the Bylaws of such Issuer and each Restricted Subsidiary, (d) an incumbency certificate signed by the Secretary or an Assistant Secretary and one other officer of such Issuer and each Restricted Subsidiary certifying as to the names, titles and true signatures of the officers of such Issuer or Restricted Subsidiary authorized to sign the Transaction Documents to which it is a party and the other documents to be delivered hereunder, (e) corporate and tax good standing certificates as to such Issuer and each Restricted Subsidiary from their respective states of incorporation and other jurisdictions of incorporation and from each jurisdiction where each Issuer and such Restricted Subsidiary is qualified to do business, and (f) certifying that no dissolution or liquidation proceedings as to such Issuer or any Restricted Subsidiary have been commenced or are contemplated;

                           (E) the opinions (in form and substance reasonably satisfactory to the Initial Purchaser and counsel to the Initial Purchaser) of Smith, Gambrell & Russell, LLP, special counsel to the Issuers, dated the Closing Date, in the form of Exhibit I hereto;
                                                        ---------

                           (F) the opinions (in form and substance reasonably satisfactory to the Initial Purchaser and counsel to the Initial Purchaser) of Crowe & Dunlevy, special FAA counsel to the Issuers, dated the Closing Date, substantially in the form of Exhibit J hereto;
                                                        ---------

                           (G) copies of all opinions, certificates, letters and other documents delivered under or in connection with the Transactions;

                           (H) except with respect to Permitted Liens and Identified Liens, copies of duly executed payoff letters, UCC-3 termination statements (subject to the reasonable payoff and delivery requirements of each creditor), mortgage releases and other collateral releases and terminations, each in form and substance reasonably satisfactory to the Initial Purchaser evidencing (x) the termination of each agreement and instrument relating to any indebtedness secured by the Collateral and (y) the release of each item of Collateral securing such indebtedness and the termination of all Liens created thereunder, and each such payoff letter, release and termination shall be in full force and effect;

                           (I)   the Security Documents duly executed by the
                           Issuers:

                           (J) duly executed financing statements, appropriate for filing in all jurisdictions that may be deemed necessary or desirable in order to perfect the Liens created by the Security Documents, covering the Collateral;

                           (K) contemplated requests for information, listing all effective financing statements filed as of the date thereof in the jurisdictions referred to in the prior subparagraph that name either of the Issuers as debtor, together with copies of such financing statements (none of which shall cover the Collateral described in the Security Documents (unless such financing statements evidence Permitted Liens or are to be terminated pursuant to the terms thereof)); and

                           (L) reasonable evidence that all other actions necessary or desirable to perfect and protect the Liens created by the Security Documents and contemplated thereby have been taken.

                    (vii) The Documents shall have been executed and delivered by all parties thereto, and the Initial Purchaser shall have received a fully executed original of each Documen t.

                    (viii) Each of the Transactions shall have been consummated.

                    (ix)   Intentionally Omitted.

                    (x) None of the parties (other than the Purchaser Parties) to any of the Documents, including without limitation this Agreement, the Indenture, the Note Registration Rights Agreement, the Warrant Registration Rights Agreement the Security Documents, the Notes, the Warrant Agreement, any and all documents or instruments executed in connection with the Holdings Note Issuance and any and all documents or instruments executed in connection with the Equity Contribution, are in breach or default under their respective obligations thereunder.

                    (b) The obligation of each of the Issuers to sell the Units under this Agreement is subject to the satisfaction or waiver of each of the following conditions:

                    (i) The Initial Purchaser shall have delivered payment to the Issuers for the Units pursuant to Sections 2 and 4 of this Agreement.

                    (ii) All of the representations and warranties of the Initial Purchaser in this Agreement shall be true and correct in all material respects at and as of the Closing Date, with the same force and effect as if made on and as of such date.

                    (iii) No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or interfere with the issuance and sale of the Units; and no stop order suspending the qualification or exemption from qualification of any of the Units in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or be pending or threatened as of the Closing Date.

              10. Termination. The Initial Purchaser may terminate this Agreement at any time prior to the Closing Date by written notice to the Issuers if any of the following has occurred:

                    (a) since the date as of which information is given in the Holdings 10-K, any Material Adverse Effect or development involving or reasonably expected to result in a prospective Material Adverse Effect on the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise), taken as a whole, of either of the Issuers, whether or not arising in the ordinary course of business, that could reasonably be expected to (i) make it impracticable or inadvisable to proceed with the offering or delivery of the Units on the terms and in the manner contemplated herein, or
         (ii) materially impair the investment quality of any of the Notes;

                    (b) the failure of either of the Issuers to satisfy the conditions contained in Section 9(a) hereof on or prior to the fifth business day following the date of this Agreement;

                    (c) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States or elsewhere (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis or material adverse change in the economic conditions in, or in the financial markets of, the United States or elsewhere could be reasonably expected to make it, in the Initial Purchaser's judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Units on the terms and in the manner contemplated herein or to enforce contracts for the sale of any of the Units;

                    (d) the suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market or any setting of limitations on prices for securities on any such exchange or NASDAQ National Market;

                    (e) the enactment, publication, decree or other promulgation after the date hereof of any Applicable Law that in the Initial Purchaser's counsel's opinion materially and adversely affects, or could be reasonably expected to materially and adversely affect, the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of either of the Issuers, taken as a whole;

                    (f) any securities of either of the Issuers shall have been downgraded or placed on any "watch list" for possible downgrading by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 431(g)(2) under the Act; or

                    (g) the declaration of a banking moratorium by any Governmental Authority; or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that in the Initial Purchaser's opinion could reasonably be expected to have a material adverse effect on the financial markets in the United States or elsewhere.

               The indemnities and contribution and expense reimbursement provisions and other agreements, representations and warranties of each of the Issuers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, (ii) acceptance of the Units, and payment for them hereunder, and (iii) any termination of this Agreement. Without limiting the foregoing, except as set forth in Section 11 hereof, notwithstanding any termination of this Agreement, the Issuers shall be jointly and severally liable
(i) for all expenses that they have agreed to pay pursuant to Section 5(c) hereof and (ii) pursuant to Section 8 hereof.

               11. Default by the Initial Purchaser. If the Initial Purchaser shall breach its obligations to purchase the Units that it has agreed to purchase hereunder on the Closing Date and arrangements satisfactory to the Issuers for the purchase of such Units are not made within 36 hours after such default, this Agreement shall terminate with respect to the Initial Purchaser without liability on the part of either of the Issuers. Nothing herein shall relieve the Initial Purchaser from liability for its default.

               12.  Miscellaneous.

                    (a) Notices given pursuant to any provision of this Agreement shall be addressed as follows:

                    (i) if to either of the Issuers, to AirTran Airways, Inc., 9955 AirTran Boulevard, Orlando, FL 32827, Attention:
                    Treasurer, Facsimile (407) 251-5567, with a copy to Smith, Gambrell & Russell, LLP, 1230 Peachtree Street, Suite 3100, Promenade II, Atlanta, GA 30309-3592, Attention: Howard E. Turner, Esq., Facsimile (404) 685-6894 or John R. Schneider, Esq., Facsimile (404) 685-6961, and

                    (ii) if to the Initial Purchaser, to Boeing Capital Loan Corporation, c/o Entity Services, 2325-B Renaissance Drive, Suite 8, Las Vegas, Nevada 89119, Attention: Ms. Kristine Epps, Telephone (702) 740-4244, Facsimile (702) 966-4247,
                    with a copy to Boeing Capital Corporation, 500 Naches Avenue, S.W., 3rd Floor, M/C 6Y-11, Renton, Washington 98055, Attention: Legal Department, Facsimile (425) 393-2903, with a copy to Sidley & Austin, 555 West Fifth Street, Los Angeles, CA 90013, Attention: Robert W. Kadlec, Esq., Facsimile (213) 896-6600.


         (provided, that any notice pursuant to Section 8 hereof will be mailed,
          --------
         delivered, telegraphed or telecopied and confirmed to the party to be notified and its counsel), or in any case to such other address as the person to be notified may have requested in writing.

                    (b) This Agreement has been and is made solely for the benefit of and shall be binding upon each of the Issuers, the Initial Purchaser and, to the extent provided in Section 8 hereof, the controlling persons, officers, directors, partners, employees, representatives and agents referred to in Section 8, and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Units from the Initial Purchaser merely because of such purchase. Notwithstanding the foregoing, it is expressly understood and agreed that each purchaser who purchases Units from the Initial Purchaser is intended to be a beneficiary of the Issuers' covenants contained in the Note Registration Rights Agreement and the Warrant Registration Rights Agreement to the same extent as if the Notes or Warrants were sold and those covenants were made directly to such purchaser by each of the Issuers, and each such purchaser shall have the right to take action against each of the Issuers to enforce, and obtain damages for any breach of, those covenants.

                    (c) This Agreement shall be construed and interpreted, and the rights of the parties shall be determined in accordance with the laws of the State of New York, including without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Laws and New York Civil Practice Laws and Rules 327(b). Each of the Issuers hereby irrevocably submits to the jurisdiction of any New York state court sitting in the Borough of Manhattan in the City of New York or any Federal court sitting in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Agreement, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. Each of the Issuers irrevocably waives, to the fullest extent it may effectively do so under applicable law, trial by jury and any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceedings brought in such court has been brought in an inconvenient forum. Each of the Issuers irrevocably consents, to the fullest extent it may effectively do so under applicable law, to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Issuers at the address set forth herein, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Initial Purchaser to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against either of the Issuers in any other jurisdiction.

     (d) This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     (e) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (f) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in fall force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (g) This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by each of the signatories hereto.

     (h) Any capitalized term not defined herein shall have the meaning set forth for such term in the Indenture.

          Please confirm that the foregoing correctly sets forth the agreement between the Issuers and the Initial Purchaser.

                                          Very truly yours,

                                          AIRTRAN AIRWAYS, INC.


                                          By:   /s/ Steven A. Rossum
                                            ----------------------------------
                                              Name: Steven A. Rossum
                                              Title: Vice President-Treasurer


                                          AIRTRAN HOLDINGS, INC.


                                          By:   /s/ Steven A. Rossum
                                            ----------------------------------
                                              Name: Steven A. Rossum
                                              Title: Vice President-Treasuer



Accepted and Agreed to:
BOEING CAPITAL LOAN CORPORATION



By: /s/ J. S. Weltman
   -------------------------------
   Name: J. S. Weltman
   Title: Authorized Signatory

            ANNEX X TO THE PURCHASE AGREEMENT DATED APRIL 12, 2001

     The following terms shall have the definitions set forth in the section listed:


          "Act"                                         Section 1(d)
      ---------------------------------------------------------------------
          "Agreement"                                   Section 1(f)
      ---------------------------------------------------------------------
          "Aircraft Mortgage"                           Section 1(a)
      ---------------------------------------------------------------------
          "Airways"                                     First Paragraph
      ---------------------------------------------------------------------
          "Applicable Agreements"                       Section 6(i)
      ---------------------------------------------------------------------
          "Applicable Law"                              Section 6(i)
      ---------------------------------------------------------------------
          "BCLC"                                        Section 3(c)
      ---------------------------------------------------------------------
          "Capitalization"                              Section 6(d)
      ---------------------------------------------------------------------
          "Charter Documents"                           Section 6(i)
      ---------------------------------------------------------------------
          "Closing"                                     Section 4
      ---------------------------------------------------------------------
          "Closing Date"                                Section 4
      ---------------------------------------------------------------------
          "Code"                                        Section 6(cc)
      ---------------------------------------------------------------------
          "Collateral"                                  Section 1(a)
      ---------------------------------------------------------------------
          "Collateral Trust Agreement"                  Section 1(a)
      ---------------------------------------------------------------------
          "Collateral Trustee"                          Section 1(a)
      ---------------------------------------------------------------------
          "Collateral Documents"                        Section 1(a)
      ---------------------------------------------------------------------
          "Commission"                                  Section 3(a)
      ---------------------------------------------------------------------
          "controlling person"                          Section 8(a)
      ---------------------------------------------------------------------
          "Documents"                                   Section 3(d)
      ---------------------------------------------------------------------
          "Eligible Initial Purchasers"                 Section 3
      ---------------------------------------------------------------------
          "Environmental Laws"                          Section 6(gg)
      ---------------------------------------------------------------------
          "Equity Contribution"                         Section 3(c)
      ---------------------------------------------------------------------
          "ERISA"                                       Section 6(cc)
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
          "Exchange Act"                                Section 5(h)
      ---------------------------------------------------------------------
          "Exchange Offer Registration                  Section 3(a)
          Statement"
      ---------------------------------------------------------------------
          "Exempt Resales"                              Section 3
      ---------------------------------------------------------------------
          "Financial Statements"                        Section 6(w)
      ---------------------------------------------------------------------
          "GAAP"                                        Section 6(v)
      ---------------------------------------------------------------------
          "Governmental Authority"                      Section 6(i)
      ---------------------------------------------------------------------
          "Grantors"                                    Section 1(a)
      ---------------------------------------------------------------------
          "Guarantors"                                  Section 1(a)
      ---------------------------------------------------------------------
          "Guaranty"                                    Section 1(a)
      ---------------------------------------------------------------------
          "Holdings"                                    First Paragraph
      ---------------------------------------------------------------------
          "Holdings' Common Stock"                      Section 1(b)
      ---------------------------------------------------------------------
          "Holdings' Convertible Notes                  Section 3(c)
          Issuance"
      ---------------------------------------------------------------------
          "Holdings Note Agreement"                     Section 3(c)
      ---------------------------------------------------------------------
          "Holdings' Note Issuance"                     Section 3(c)
      ---------------------------------------------------------------------
          "Holdings' Series A Notes                     Section 3(c)
          Issuance"
      ---------------------------------------------------------------------
          "Indemnified Parties"                         Section 8(a)
      ---------------------------------------------------------------------
          "Indenture"                                   Section 1(a)
      ---------------------------------------------------------------------
          "Initial Purchaser"                           Section 1(a)
      ---------------------------------------------------------------------
          "Intellectual Property"                       Section 6(u)
      ---------------------------------------------------------------------
          "Issuers"                                     First Paragraph
      ---------------------------------------------------------------------
          "Losses"                                      Section 8(a)
      ---------------------------------------------------------------------
          "Mandatory Redemption                         Section 5(p)
          Obligation"
      ---------------------------------------------------------------------
          "Material Adverse Change"                     Section 6(y)
      ---------------------------------------------------------------------
          "Material Adverse Effect"                     Section 6(b)
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
          "Mortgage"                                    Section 1(a)
      ---------------------------------------------------------------------
          "Note Registration Rights                     Section 3(a)
          Agreement"
     ---------------------------------------------------------------------
          "Notes"                                       Section 3(a)
      ---------------------------------------------------------------------
          "Note Shelf Registration Rights               Section 3(a)
          Agreement"
      ---------------------------------------------------------------------
          "Offering"                                    Section 1(c)
      ---------------------------------------------------------------------
          "Permits"                                     Section 6(k)
      ---------------------------------------------------------------------
          "Permitted Transferee"                        Section 5(p)
      ---------------------------------------------------------------------
          "PORTAL"                                      Section 5(c)
      ---------------------------------------------------------------------
          "Proceedings"                                 Section 6(o)
      ---------------------------------------------------------------------
          "Purchaser Party"                             Section 5(p)
      ---------------------------------------------------------------------
          "QIBs"                                        Section 3
      ---------------------------------------------------------------------
          "Registered Exchange Offer"                   Section 3(a)
      ---------------------------------------------------------------------
          "Securities"                                  Section 3(d)
      ---------------------------------------------------------------------
          "Security Agreement"                          Section 1(a)
      ---------------------------------------------------------------------
          "Security Interests"                          Section 1(a)
      ---------------------------------------------------------------------
          "Series A Notes"                              First Paragraph
      ---------------------------------------------------------------------
          "Series B Notes"                              Section 3(a)
      ---------------------------------------------------------------------
          "Series C Notes"                              Section 3(a)
      ---------------------------------------------------------------------
          "Series D Notes"                              Section 3(a)
      ---------------------------------------------------------------------
          "Special Interest"                            Section 3(a)
      ---------------------------------------------------------------------
          "Tax"                                         Section 6(t)
      ---------------------------------------------------------------------
          "TIA"                                         Section 6(f)
      ---------------------------------------------------------------------
          "Transactions"                                Section 3(d)
      ---------------------------------------------------------------------
          "Trustee"                                     Section 1(a)
      ---------------------------------------------------------------------
          "Units"                                       Section 1(c)

      ---------------------------------------------------------------------
          "Warrant Agreement"                           Section 1(b)
      ---------------------------------------------------------------------
          "Warrant Registration Rights                  Section 3(b)
          Agreement"
      ---------------------------------------------------------------------
          "Warrants"                                    Section 1(b)
      ---------------------------------------------------------------------
          "Warrant Shelf Registration                   Section 3(b)
          Statement"


          The following terms shall have the definitions indicated:

          "Affiliate" shall have the meaning set forth in the Indenture.
           ---------

          "Boeing Affiliate" shall mean any Affiliate of The Boeing Company and
           ----------------
Rolls-Royce.

          "Delivery Date" shall mean the date on which a Transaction Aircraft is
           -------------
delivered to Airways.

          "DTC" shall mean The Depository Trust Company.
           ---

          "Exempt Resales" shall mean sales by the Initial Purchaser of some or
           --------------
all of the Units purchased by the Initial Purchaser hereunder solely to persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the Act.

          "Holdings 10-K" shall mean that certain Annual Report pursuant to
           -------------
Section 13 or 15(d) of the Securities Act of 1934 on Form 10-K, for the fiscal year ended on December 31, 2000 of Holdings, filed with the Securities and Exchange Commission on April 2, 2001, as amended by that certain Annual Report pursuant to Section 13 or 15(d) of the Securities Act of 1934 on Form 10-K/A for the fiscal year ended December 31, 2000 of Holdings, filed with the Securities and Exchange Commission on April 2, 2001.

          "Holdings SEC Documents" means (i) the Company 10-K, (ii) that certain
           ----------------------
Current Report on Form 8-K of the Company dated April 3, 2001, (iii) that certain Current Report on Form 8-K of the Company dated March 14, 2001, (iv) that certain Current Report on Form 8-K of Company dated January 23, 2001, and
(v) each and every other form, schedule, report, registration statement, definitive proxy statement and other document (together with all amendments thereof and supplements thereto) filed by Company with the Commission after January 1, 2001, and on or before April 12, 2001.

          "Permitted Liens" shall have the meaning set forth in the Indenture.
           --------------

          "Reasonable Inquiry" shall mean reasonable inquiry by senior officers
           ------------------
of the Issuers.

          "Secretary" or "Assistant Secretary" means the secretary or assistant
           --------       -------------------
secretary, respectively, of either of the Issuers, as applicable.

          "Transaction Aircraft" shall mean those aircraft which are being
           --------------------
acquired by Airways from The Boeing Company.

          "Transaction Documents" shall have the meaning set forth in the
           ---------------------
Indenture.

          "Transportation Code" shall mean Subtitle VII of Title 49 of the
           -------------------
United States Code, as in effect on the date hereof and as modified or amended thereafter, or any successor or substituted legislation in effect and applicable.

                                   EXHIBIT A

                          FORM OF SECURITY AGREEMENT


           [see Exhibit G to Exhibit 10.1 filed with this Form 10-Q]

                                   EXHIBIT B

                            FORM OF AIRCRAFT MORTGAGE



           [see Exhibit G to Exhibit 10.1 filed with this Form 10-Q]

                                   EXHIBIT C

                                FORM OF MORTGAGE



           [see Exhibit G to Exhibit 10.1 filed with this Form 10-Q]

                                   EXHIBIT D

                       FORM OF COLLATERAL TRUST AGREEMENT



           [see Exhibit C to Exhibit 10.1 filed with this Form 10-Q]

                                   EXHIBIT E

                           FORM OF WARRANT AGREEMENT



                  [see Exhibit 10.2 filed with this Form 10-Q]

                                   EXHIBIT F

                                    LEGENDS

                                   EXHIBIT F

                                    LEGENDS

                        LEGENDS FOR THE SERIES A NOTES
                        ------------------------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN THE CASE OF THE FOREGOING CLAUSES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY AND THE REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                           LEGENDS FOR THE WARRANTS
                           ------------------------

NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF AIRTRAN HOLDINGS, INC. FOR WHICH THE WARRANT IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN NOR ANY SHARE OF COMMON STOCK ACQUIRED UPON EXERCISE HEREOF MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.


THE HOLDER OF THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE OR ANY SECURITIES OF THE COMPANY FOR WHICH THE WARRANT IS EXERCISABLE, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE ARE ELIGIBLE FOR RESALE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE WARRANT AGENT'S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, AN ASSIGNMENT IN THE FORM APPEARING ON THE OTHER SIDE OF THIS WARRANT CERTIFICATE IS COMPLETED AND DELIVERED BY THE

TRANSFEROR TO THE WARRANT AGENT. THIS LEGEND SHALL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THIS SECURITY IS SUBJECT TO A REGISTRATION RIGHTS AGREEMENT DATED AS OF APRIL 12, 2001 BETWEEN THE COMPANY AND BOEING CAPITAL LOAN CORPORATION (THE "INITIAL PURCHASER"), A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                                   EXHIBIT G

                   FORM OF NOTE REGISTRATION RIGHTS AGREEMENT

                             AIRTRAN AIRWAYS, INC.

               $166,400,000 11.27% Senior Secured Notes due 2008

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                                                                  April 12, 2001

BOEING CAPITAL LOAN CORPORATION
c/o Entity Services
2325-B Renaissance Drive, Suite 8
Las Vegas, NV  89119

Ladies and Gentlemen:

     AirTran Airways, Inc. (the "Issuer"), is issuing and selling to Boeing
                                 ------
Capital Loan Corporation (the "Purchaser"), upon the terms set forth in a
                               ---------
purchase agreement, dated as of April 12, 2001 (the "Purchase Agreement"),
                                                     ------------------
$166,400,000 aggregate principal amount of its 11.27% Senior Secured Amortizing Notes due 2008, Series A, including any future guarantees to be endorsed thereon (the "Series A Notes" and together with the 11.27% Senior Secured Notes due
      --------------
2008, Series C, including any future guarantees to be endorsed thereon, issuable upon conversion of the Series A Notes (the "Series C Notes"), the "Notes"). As
                                            --------------         -----
an inducement to the Purchaser to enter into the Purchase Agreement, the Issuer agrees with the Purchaser, for the benefit of the holders of the Securities (defined below) (including, without limitation, the Purchaser), as follows:

1.   Definitions
     -----------

     Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     Advice:  See Section 6.
     ------

     Agreement:  This Registration Rights Agreement.
     ---------

     Applicable Period:  See Section 2(f).
     -----------------

     Business Days:  Any day other than (i) Saturday or Sunday, or (ii) a day on
     -------------
which banking institutions in the State of New York are authorized or obligated by law or executive order to be closed.

     Closing Date:  April 12, 2001.
     ------------

     DTC:  See Section 6(i).
     ---

     Effectiveness Date:  The 180th day following the Issue Date.
     ------------------

     Effectiveness Period:  See Section 3(a).
     --------------------

     Event:  See Section 4(a).
     -----

     Event Date:  See Section 4(a).
     ----------

     Exchange Act:  The Securities Exchange Act of 1934, as amended, and the
     ------------
rules and regulations of the SEC promulgated thereunder.

     Exchange:  See Section 2(a).
     --------

     Exchange Offer Registration Statement:  See Section 2(a).
     -------------------------------------

     Exchange Notes:  The Series B Notes and the Series D Notes.
     --------------

     Filing Date:  The 120th day following the Issue Date.
     -----------

     Holder:  Each holder of Registrable Securities.
     ------

     Indenture:  The Indenture, dated the date hereof, by and among the Issuer,
     ---------
the guarantors referred to therein and Wilmington Trust Company, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time, in accordance with the terms thereof.

     Initial Shelf Registration:  See Section 3(a).
     --------------------------

     Issue Date: the date on which the Notes were originally issued.
     ----------

     Losses:  See Section 8(a).
     ------

     NASD:  The National Association of Securities Dealers, Inc.
     ----

     Participating Broker-Dealer:  See Section 2(f).
     ---------------------------

     Person:  An individual, trustee, corporation, limited liability company,
     ------
partnership, joint stock company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof, union, business association, firm or other entity.

     Prospectus:  The prospectus included in any Registration Statement
     ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     Registrable Securities:  (i) Notes and (ii) Exchange Notes received in the
     ----------------------
Exchange Offer that may not be sold without restriction under federal or state securities law.

     Registration Default Period:  See Section 4(a).
     ---------------------------

     Registration Statement:  Any registration statement of the Issuer that
     ----------------------
covers any of the Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     Rule 144:  Rule 144 under the Securities Act, as such Rule may be amended
     --------
from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC.

     Rule 144A:  Rule 144A under the Securities Act, as such Rule may be amended
     ---------
from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

     Rule 415:  Rule 415 under the Securities Act, as such Rule may be amended
     --------
from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     SEC:  The Securities and Exchange Commission.
     ---

     Securities:  The Notes and the Exchange Notes, collectively.
     ----------

     Securities Act:  The Securities Act of 1933, as amended, and the rules and
     --------------
regulations of the SEC promulgated thereunder.

     Series B Notes:  11.27% Senior Secured Amortizing Notes due 2008, Series B,
     --------------
of the Issuer, including any existing or future guarantees endorsed or to be endorsed thereon, identical in all respects to the Series A Notes, except for references to series and restrictive legends.

     Series D Notes:  11.27% Senior Secured Notes due 2008, Series D, of the
     --------------
Issuer, including any existing or future guarantees and endorsed thereon, identical in all respects to the Series C Notes, except for references to series and restrictive legends.

     Shelf Notice:  See Section 2(i).
     ------------

     Shelf Registration:  The Initial Shelf Registration and any Subsequent
     ------------------
Shelf Registration.

     Special Counsel:  Counsel chosen by the holders of a majority in aggregate
     ---------------
principal amount of Securities.

     Special Interest:  See Section 4(a).
     ----------------

     Subsequent Shelf Registration:  See Section 3(b).
     -----------------------------

     TIA:  The Trust Indenture Act of 1939, as amended.
     ---

     Transfer Restricted Securities:  Each Note until (i) the date on which such
     ------------------------------
Note has been exchanged by a person other than a broker-dealer in the Exchange Offer for an Exchange Note, (ii) following the exchange by a broker-dealer in the Exchange Offer of such Note for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on, or prior, to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such
Note is distributed to the public pursuant to Rule 144 under the Securities Act.

     Trustee:  The trustee under the Indenture and, if any, the trustee under
     -------
any indenture governing the Exchange Notes.

     Underwritten Registration or Underwritten Offering:  A registration in
     --------------------------------------------------
which securities of the Issuer are sold to an underwriter for reoffering to the public.

2.   Exchange Offer
     --------------

     (a)  The Issuer shall:
          ----------------

          (i) prepare and file with the SEC promptly after the date hereof, but in no event later than the Filing Date, a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the
 -------------------------------------
Securities Act with respect to a proposed offer (the "Exchange Offer") to the
                                                      --------------
Holders to issue and deliver to such Holders, in exchange for the Notes, a like aggregate principal amount of Exchange Notes,

          (ii) use its best efforts to cause the Exchange Offer Registration Statement to become effective as promptly as practicable after the filing thereof, but in no event later than the Effectiveness Date,

          (iii) keep the Exchange Offer Registration Statement effective until the consummation of the Exchange Offer pursuant to its terms, and

          (iv) unless the Exchange Offer would not be permitted by a policy of the SEC, commence the Exchange Offer and use its commercially reasonable efforts to issue, on or prior to 30 days after the date on which the Exchange Offer Registration Statement is declared effective, Exchange Notes in exchange for all Notes tendered prior thereto in the Exchange Offer.

The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC.

     (b) The Exchange Notes shall be issued under, and entitled to the benefits of, the Indenture or a trust indenture that is identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA).

     (c)  In connection with the Exchange Offer, the Issuer shall:

          (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal that is an exhibit to the Exchange Offer Registration Statement, and any related documents;

          (ii) keep the Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

          (iii) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (iv) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

          (v) otherwise comply in all material respects with all laws applicable to the Exchange Offer.

     (d) As soon as practicable after the close of the Exchange Offer, the Issuer shall:

          (i) accept for exchange all Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer;

          (ii) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

          (iii) cause the Trustee promptly to authenticate and deliver to each Holder of Notes, Series B Notes equal in aggregate principal amount to the Series A Notes of such Holder so accepted for exchange and Series D Notes equal in aggregate principal amount to the Series C Notes of such Holder so accepted for exchange.

     (e) Interest on each Exchange Security will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the date of original issue of the Notes. Each Exchange Security shall bear interest at the rate set forth thereon; provided, that interest with respect to the period prior to the issuance thereof shall accrue at the rate or rates borne by the Notes surrendered in exchange therefor from time to time during such period.

     (f) The Issuer shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution,"
                                                          --------------------
containing a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"). Such "Plan of Distribution" section
          ---------------------------           --------------------
shall also allow the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including (without limitation) all Participating Brokers-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes. The Issuer shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirement of the Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Notes (the "Applicable Period").
            -----------------

     (g) The Issuer may require each Holder participating in the Exchange Offer to represent to the Issuer that, at the time of the consummation of the Exchange Offer, (i) any Exchange Notes received by such Holder in the Exchange Offer will be acquired in the ordinary course of its business, (ii) such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes within the meaning of the Securities Act or resale of the Exchange Notes in violation of the Securities Act, (iii) if such Holder is not a broker-dealer, that it is not engaged in and does not intend to engage in, the distribution of the Exchange Notes, (iv) if such Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus, as required by law, in connection with any resale of such Exchange Notes, and (v) if such Holder is an affiliate of the Issuer, that it will comply with the registration and prospectus delivery requirements of the Securities Act applicable to it.

     (h) If (i) the Issuer is not required to file the Exchange Offer Registration Statement or permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or SEC policy or (ii) any Holder of Transfer Restricted Securities notifies the Issuer prior to the 20th day following consummation of the Exchange Offer (A) that such Holder is prohibited by law or SEC policy from participating in the Exchange Offer or (B) that such Holder may not resell the Exchange Notes acquired by such holder in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) that it is a broker-dealer and owns Notes acquired directly from the Issuer or an affiliate of the Issuer, then the Issuer shall promptly deliver to the Holders (or in the case of any occurrence of the event described in clause (ii) hereof, to any such Holder) and the Trustee notice thereof (the "Shelf Notice") and shall as promptly as
                                 ------------
possible thereafter file with the SEC a Shelf Registration Statement pursuant to
Section 3 to cover resales of the Notes by the holders thereof who satisfy certain conditions outlined in Section 3(a) relating to the provision of information in connection with the Shelf Registration Statement.

3.   Shelf Registration
     ------------------

     If a Shelf Notice is required to be delivered pursuant to Section 2(h)(i), then this Section 3 shall apply to all Registrable Securities. Otherwise, upon consummation of the Exchange Offer in accordance with Section 2, the provisions of this Section 3 shall apply solely with respect to (i) Notes held by any Holder thereof not permitted to participate in the Exchange Offer as contemplated by Section 2(h)(ii)(A) hereof, (ii) Exchange Notes that are not freely tradeable as contemplated by Section 2(h)(ii)(B) hereof and (iii) Notes held by a broker-dealer that were acquired directly from the Issuer or an affiliate of the Issuer as contemplated by Section 2(h)(ii)(C) hereof; provided in each case that the relevant Holder has duly notified the Issuer prior to the 20th day following consummation of the Exchange Offer as required by Section 2(h)(ii).

     (a)  Initial Shelf Registration. The Issuer shall prepare and file with the
          --------------------------
SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial
                                                                      -------
Shelf Registration").  If the Issuer has not yet filed an Exchange Offer
------------------
Registration Statement, the Issuer shall file with the SEC the Initial Shelf Registration on or prior to the Filing Date and shall use its best efforts to cause the Initial Shelf Registration to become effective as promptly as practicable after the filing thereof, but in no event later than the Effectiveness Date. Otherwise, the Issuer shall use its best efforts to file the Initial Shelf Registration on or prior to 90 days after such filing obligation arises and to cause the Initial Shelf Registration to be declared effective on or prior to 180 days after such obligation occurs. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuer shall (i) not permit any securities other than the Registrable Securities to be included in any Shelf Registration, and
(ii) use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act as promptly as practicable after the filing thereof, and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date that is 24 months after the date it is declared effective (subject to extension pursuant to the last paragraph of
Section 6 hereof) (the "Effectiveness Period"), or such shorter period ending
                        --------------------
when (i) all Registrable Securities covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registrable Securities has been declared effective under the Securities Act. No Holder shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless such Holder furnishes to the Issuer and the Trustee in writing, within 30 days after receipt of a request therefor, such information as the Issuer and the Trustee, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration or Prospectus included therein, may reasonably request for inclusion in any Shelf Registration or Prospectus included therein.

     (b)  Subsequent Shelf Registrations.  If any Shelf Registration ceases to
          ------------------------------
be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the Registrable Securities registered thereunder), the Issuer shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or the Issuer shall use its best efforts to file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf
                                                   ----------------
Registration") on or prior to 90 days after such cessation of effectiveness and
------------
to cause the Subsequent Shelf Registration to be declared effective on or prior to 180 days after such cessation of effectiveness. Upon a Subsequent Shelf Registration being declared effective, the Issuer shall use its best efforts to keep such Subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf

Registration, and any Subsequent Shelf Registration, was previously effective.

4.   Liquidated Damages.
     -------------------

     (a) The Issuer acknowledges and agrees that the Holders will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if the Issuer fails to fulfill its obligations hereunder. Accordingly, in the event of such failure, the Issuer agrees to pay liquidated damages to each Holder under the circumstances and to the extent set forth below:

          (i) if the Issuer fails to file any of the Registration Statements required to be filed by this Registration Rights Agreement on or before the date specified herein for such filing; or

          (ii) any of the Registration Statements required to be filed by this Registration Rights Agreement is not declared effective by the SEC on or before the date specified herein for such effectiveness; or

          (iii) if the Issuer has not exchanged Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer within 30 days after the date on which an Exchange Offer Registration Statement is declared effective by the SEC; or

          (iv) if a Shelf Registration or the Exchange Offer Registration Statement is filed and declared effective by the SEC but thereafter ceases to be effective or usable in connection with the resale of Transfer Restricted Securities without being succeeded within 30 days by a Subsequent Shelf Registration filed and declared effective;

(each of the foregoing an "Event," the date on which the Event occurs being
                           -----
referred to herein as an "Event Date," and each period during which an Event has
                          ----------
occurred and is continuing being referred to herein as an "Registration Default
                                                           --------------------
Period").
------

     Upon the occurrence of any Event, the Issuer shall pay, or cause to be paid, in addition to amounts otherwise due under the Indenture and the Registrable Securities, as liquidated damages, and not as a penalty, to each Holder special interest ("Special Interest") on the Notes accruing at a per
                          ----------------
annum rate of 0.50% for the first 90 days of the Registration Default Period, at a per annum rate of 0.50% for the second 90 days of the Registration Default Period and at a per annum rate of 0.25% thereafter for the remaining portion of the Registration Default Period. From and including the date on which all of Events have been cured, the accrual of Special Interest will cease. Special Interest is payable in addition to any other interest payable from time to time pursuant to the terms of the Notes.

     An Event under clause (i) above shall be cured on the date that the required Registration Statement is filed with the SEC; an Event under clause
(ii) above shall be cured on the date that the required Registration Statement is declared effective by the SEC; an Event under clause (iii) above shall be cured on the earlier of the date (A) the Exchange Offer is consummated with respect to all Notes validly tendered or (B) the Issuer deliver a Shelf Notice to the Holders; and an Event under clause (iv) above shall be cured on the earlier of (A) the date on which the applicable Shelf

Registration is no longer subject to an order suspending the effectiveness thereof or proceedings relating thereto or (B) a new Subsequent Shelf Registration is declared effective.

     (b) The Issuer shall notify the Trustee within five Business Days after each Event Date. The Issuer shall pay the Special Interest due on the Registrable Securities by depositing with the Trustee, in trust, for the benefit of the Holders thereof, by 12:00 noon, New York City time, on or before the applicable semi-annual interest payment date for the Registrable Securities, immediately available funds in sums sufficient to pay the Special Interest then due. The Special Interest due shall be payable on each interest payment date to the record Holder entitled to receive the interest payment to be made on such date as set forth in the Indenture.

5.   Consents.
     ---------

     Prior to consummating the Exchange Offer or filing the Initial Shelf Registration, as the case may be, the Issuer shall use its commercially reasonable efforts to make or obtain all permits necessary or desirable for the consummation of the transactions contemplated hereby.

6.   Registration Procedures
     -----------------------

     In connection with the registration of any Securities pursuant to Sections 2 or 3 hereof, the Issuer shall effect such registrations to permit the sale of such Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Issuer shall:

     (a) Prepare and file with the SEC, as soon as practicable after the date hereof but in any event on or prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Section 2 or 3 that shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, if (i) such
                                                   --------
filing is pursuant to Section 3 or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuer shall, if requested, furnish to and afford the Holders of the Registrable Securities covered by such Registration Statement, their Special Counsel, each Participating Broker-Dealer, the managing underwriters, if any, and their counsel a reasonable opportunity to review and make available for inspection by such Persons copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed, such financial and other information and books and records of the Issuer, and cause the members, managers, officers, directors and employees of the Issuer, counsel to the Issuer and independent certified public accountants of the Issuer, to respond to such inquiries, as shall be reasonably necessary, in the opinion of the respective counsel to such Holders, Participating Broker-Dealer and underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Issuer may require each Holder to agree to keep confidential any non-public information relating to the Issuer received by such Holder and not disclose such information (other than to an Affiliate or prospective purchaser who agrees to respect the confidentiality provisions of this Section 6(a)) until such information has been made generally available to the public unless the release of such information is required by law or necessary to respond to inquiries of regulatory authorities (including the National Association of Insurance Commissioners, or similar organizations or their successors). The Issuer shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement, their Special Counsel, any Participating Broker-Dealer or the managing underwriters, if any, or their counsel shall reasonably object.

     (b) Provide an indenture trustee for the Registrable Securities or the Exchange Notes, as the case may be, and cause the Indenture (or other indenture relating to the Registrable Securities) to be qualified under the TIA not later than the effective date of the first Registration Statement; and in connection therewith, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its commercially reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

     (c) Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the time periods required hereby; cause the related Prospectus to be supplemented by any Prospectus supplement required by Applicable Law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply in all material respects with the provisions of the Securities Act and the Exchange Act applicable thereto with respect to the disposition of all securities covered by such Registration Statement, as so amended, or in such Prospectus, as so supplemented, in accordance with the intended methods of distribution set forth in such Registration Statement or Prospectus as so amended.

     (d) Furnish to such selling Holders and Participating Broker-Dealers who so request (i) upon the Issuer's receipt, a copy of the order of the SEC declaring such Registration Statement and any post-effective amendment thereto effective and (ii) such reasonable number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including any documents incorporated therein by reference and all exhibits), (iii) such reasonable number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such reasonable number of copies of the final Prospectus as filed by the Issuer pursuant to Rule 424(b) under the Securities Act, in conformity with the requirements of the Securities Act, and (iv) such other documents (including any amendments required to be filed pursuant to clause (c) of this Section), as any such Person may reasonably request. The Issuer hereby consents to the use of the Prospectus by each of the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment thereto.

     (e) If (i) a Shelf Registration is filed pursuant to Section 3 or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, notify the selling Holders of Registrable Securities, their Special Counsel, each Participating Broker-Dealer and the managing underwriters, if any, promptly (but in any event within two Business Days), and confirm such notice in writing, (A) when a Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act, (B) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation of any proceedings for that purpose, (C) if, at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities, the representations and warranties of the Issuer contained in any agreement (including any underwriting agreement) contemplated by Section 6(m) below cease to be true and correct in any material respect, (D) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the contemplation, initiation or threatening of any proceeding for such purpose, (E) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (F) of the Issuer's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

     (f) Use its commercially reasonable efforts to register or qualify, and, if applicable, to cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, Securities to be included in a Registration Statement for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer or the managing underwriters reasonably request in writing; and, if Securities are offered other than through an Underwritten Offering, the Issuer shall cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 6(f) at the expense of the Issuer; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Securities covered by the applicable Registration Statement, provided, however that the
                                                  --------  -------
Issuer shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take action that would subject it to general service of process in any jurisdiction where it is not so subject or (iii) take action that would subject it to taxation in respect of doing business in any such jurisdiction where it is not then so subject.

     (g) Use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Securities for sale in any jurisdiction, and, if any such order is issued, to use its commercially reasonable efforts to obtain the withdrawal of any such order at the earliest possible time.

     (h) If (i) a Shelf Registration is filed pursuant to Section 3 or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Securities, (i) promptly incorporate in a Prospectus or post-effective amendment such information as the managing underwriters, if any, or such Holders reasonably request to be included therein as required to comply with any Applicable Law and (ii) make all required filings of such Prospectus or such post-effective amendment as soon as practicable after the Issuer has received notification of such matters required by Applicable Law to be incorporated in such Prospectus or post-effective amendment.

     (i) If (i) a Shelf Registration is filed pursuant to Section 3 or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"); and enable such Registrable
                                            ---
Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may reasonably request.

     (j) If (i) a Shelf Registration is filed pursuant to Section 3 or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 6(e)(E) or 6(e)(F) above, as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (k) Prior to the effective date of the first Registration Statement relating to the Securities, (i) provide the applicable trustee with printed certificates for the Securities in a form eligible for deposit with DTC and (ii) provide a CUSIP number for each of the Securities.

     (l) Use its commercially reasonable efforts to cause all Securities covered by such Registration

Statement to be listed on each securities exchange, if any, on which similar debt securities issued by the Issuer are then listed.

     (m) If a Shelf Registration is filed pursuant to Section 3, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of Registrable Securities being sold) in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (i) make such representations and warranties to the Holders and the underwriters, if any, with respect to the business of the Issuer and its subsidiaries, if any, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings, and confirm the same if and when reasonably requested; (ii) obtain opinions of counsel to the Issuer and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority in aggregate principal amount of the Registrable Securities being sold), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings; (iii) obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters) from the independent certified public accountants of the Issuer (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters and each selling Holder, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with Underwritten Offerings and such other matters as reasonably requested by underwriters; and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Issuer and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any conditions contained in the underwriting agreement or other similar agreement entered into by the Issuer.

     (n) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing on the first day of the fiscal quarter following each fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Issuer after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

     (o) Upon consummation of an Exchange Offer, obtain an opinion of counsel to the Issuer (in form, scope and substance reasonably satisfactory to the Purchaser), addressed to all Holders participating in the Exchange Offer, to the effect that (i) the Issuer has duly authorized, executed and delivered the Exchange Notes and the Indenture, (ii) the Exchange Notes and the Indenture constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as such enforcement may be subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and (B) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law), and (iii) all obligations of the Issuer under the Exchange Notes and the Indenture are secured by Liens on the assets securing the obligations of the Issuer under the Notes.

     (p) If an Exchange Offer is to be consummated, upon delivery of the Registrable Securities by such Holders to the Issuer (or to such other Person as directed by the Issuer) in exchange for the Exchange Notes the Issuer shall mark, or caused to be marked, on such Registrable Securities that such Registrable Securities are being cancelled in exchange for the Exchange Notes and in no event shall such Registrable Securities be marked as paid or otherwise satisfied.

     (q) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and its counsel in connection with any filings required to be made with the NASD.

     (r) Use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

     The Issuer may require each seller of Registrable Securities or Participating Broker-Dealer as to which any registration is being effected to furnish to the Issuer such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Securities or Exchange Notes as the Issuer may, from time to time, reasonably request in writing. The Issuer may exclude from such registration the Registrable Securities of any seller or Exchange Notes of any Participating Broker-Dealer who fails to furnish such information within a reasonable time (which time in no event shall exceed 15 days) after receiving such request.

     Each Holder and each Participating Broker-Dealer agrees by acquisition of such Registrable Securities or Exchange Notes of any Participating Broker-Dealer that, upon receipt of written notice from the Issuer of the happening of any event of the kind described in Section 6(e)(B), 6(e)(D), 6(e)(E) or 6(e)(F), such Holder will forthwith discontinue disposition (in the jurisdictions specified in a notice of a 6(e)(D) event, and elsewhere in a notice of a 6(e)(B), 6(e)(E) or 6(e)(F) event) of such Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(j), or until it is advised in writing (the "Advice") by the Issuer that offers or sales in a
                               ------
particular jurisdiction may be resumed or that the use of the applicable Prospectus may be resumed, as the case may be, and has received copies of any amendments or supplements thereto. If the Issuer shall give such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of such Securities covered by such Registration Statement shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 6(j) or (ii) the Advice.

7.   Registration Expenses
     ---------------------

     (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuer shall be borne by the Issuer whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation:

          (i)    all registration and filing fees including, without limitation,
(A) fees with respect to filings required to be made with the NASD and (B) reasonable fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities or Exchange Notes and determination of the eligibility of the Registrable Securities or Exchange Notes for investment under the laws of such jurisdictions
(x) where the Holders are located, in the case of the Exchange Notes, or (y) as provided in Section 6(f), in the case of Registrable Securities or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period);

          (ii) reasonable printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Notes in a form eligible for deposit with DTC and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or, in respect of Registrable Securities or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period, by the Holders of a majority in aggregate principal amount of the Registrable Securities included in any Registration Statement or of such Exchange Notes, as the case may be);

          (iii) messenger, telephone, duplication, word processing and delivery expenses incurred by the Issuer in the performance of its obligations hereunder;

          (iv)   reasonable fees and disbursements of counsel for the Issuer;

          (v) reasonable fees and disbursements of all independent certified public accountants referred to in Section 6(m)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

          (vi) reasonable fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the NASD, but only where the need for such a "qualified independent underwriter" arises due to a relationship with the Issuer;

          (vii) Securities Act liability insurance, if the Issuer so desire such insurance;

          (viii) reasonable fees and expenses of all other Persons retained by the Issuer; internal expenses of the Issuer (including, without limitation, all salaries and expenses of officers and employees of the Issuer performing legal or accounting duties); and the expense of any annual audit; and

          (ix) reasonable rating agency fees and the fees and expenses incurred in connection with the listing of the Securities to be registered on any securities exchange.

     (b) The Issuer shall reimburse the Holders for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Securities to be included in any Registration Statement and other reasonable and necessary out-of-pocket expenses of the Holders incurred in connection with the registration of the Registrable Securities.

8.   Indemnification
     ---------------

     (a)  Indemnification by the Issuer.  The Issuer shall, without limitation
          -----------------------------
as to time, indemnify and hold harmless each Holder and each Participating Broker-Dealer, each Person who controls each such Holder (within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act) and the officers, directors, partners, employees, representatives and agents of each such Holder, Participating Broker-Dealer and controlling person, to the fullest extent lawful, from and against any and all losse s, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (including, without limitation, costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, "Losses"), as incurred,
                                                        ------
based upon or arising out of any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or in any amendment or supplement thereto, or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such Losses (i) are based upon information relating to such Holder or Participating Broker-Dealer and furnished in writing to the Issuer by such Holder or Participating Broker-Dealer expressly for use therein; or (ii) arise out of such Holder's noncompliance with the last paragraph of Section 6 hereof if the supplemented or amended Prospectus or the Prospectus and additional or supplemental filings contemplated by such paragraph cured such untrue statement or alleged untrue statement of a material fact contained in the Prospectus delivered in violation of such paragraph or such omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Issuer shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, its officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders or the Participating Broker-Dealer.

     (b)  Indemnification by Holders of Registrable Securities.  In connection
          ----------------------------------------------------
with any Registration Statement, Prospectus or any amendment or supplement thereto, or any preliminary prospectus in which a Holder is participating, such Holder shall furnish to the Issuer in writing such information as the Issuer reasonably request for use in connection with any Registration Statement, Prospectus or any amendment or supplement thereto, or any preliminary prospectus and shall, without limitation as to time, indemnify and hold harmless the Issuer, its respective members, managers, directors, officers, agents and employees, each Person, if any, who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act), and the members, managers, directors, officers, agents or employees of such controlling persons, to the fullest extent lawful, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact is contained in or omitted from any information so furnished in writing by such Holder to the Issuer expressly for use therein. In no event shall the liability of any selling Holder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c)  Conduct of Indemnification Proceedings.  If any Proceeding shall be
          --------------------------------------
brought or asserted against any Person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party or
 -----------------
parties from which such indemnity is sought (the "indemnifying parties") in
                                                  --------------------
writing; provided, that the failure to so notify the indemnifying parties shall
         --------
not relieve the indemnifying parties from any obligation or liability except to the extent (but only to the extent) that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that the indemnifying parties have been prejudiced materially by such failure.

     The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party, within 20 business days after receipt of written notice from such indemnified party of such Proceeding, to assume, at its expense, the defense of any such Proceeding, provided, that an indemnified party
                                             --------
shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (i) the indemnifying party has agreed to pay such fees and expenses; or (ii) the indemnifying party shall have failed promptly to assume the defense of such Proceeding or shall have failed to employ counsel reasonably satisfactory to such indemnified party; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party or any of its affiliates or controlling persons, and such indemnified party shall have been advised by counsel that there may be one or more defenses available to such indemnified party that are in addition to, or in conflict with, those defenses available to the indemnifying party or such affiliate or controlling person (in which case, if such indemnified party notifies the indemnifying parties in writing that it elects to employ separate counsel at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and the reasonable fees and expenses of such counsel shall be at the expense of the indemnifying party; it being understood, however, that, the indemnifying party shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party).

     No indemnifying party shall be liable for any settlement of any such Proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such Proceeding, each indemnifying party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all Losses by reason of such settlement or judgment. The indemnifying party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such Proceeding for which such indemnified party would be entitled to indemnification hereunder (whether or not any indemnified party is a party thereto).

     (d)  Contribution.  If the indemnification provided for in this Section 8
          ------------
is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section 8 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 8), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and such indemnified party, on the other hand, from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such statement or omission. The amount paid or payable by an indemnified party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 8(a) or 8(b) was available to such party.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), an indemnifying party that is a selling Holder shall not be required to contribute, in the aggregate, any amount in excess of such

Holder's Maximum Contribution Amount. A selling Holder's "Maximum Contribution
                                                          --------------------
Amount" shall equal the excess of (i) the aggregate net proceeds received by
------
such Holder pursuant to the sale of such Registrable Securities over (ii) the aggregate amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

9.   Rule 144 and Rule 144A
     ----------------------

     The Issuer covenants that it shall (a) file the reports required to be filed by it (if so required) under the Securities Act and the Exchange Act in a timely manner and, if at any time any such Person is not required to file such reports, it will, upon the request of any Holder, make publicly available other information necessary to permit sales pursuant to Rule 144 and Rule 144A and (b) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act pursuant to the exemptions provided by Rule 144 and Rule 144A. Upon the request of any Holder, the Issuer shall deliver to such Holder a written statement as to whether it has complied with such information requirements.

10.  Underwritten Registrations
     --------------------------

     If any of the Registrable Securities covered by any Shelf Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities included in such offering.

     No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

11.  Miscellaneous
     -------------

     (a)  Remedies.  In the event of a breach by the Issuer of any of its
          --------
obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Purchaser, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

     (b)  No Inconsistent Agreements. The Issuer has not entered into, as of the
          --------------------------
date hereof, and shall not enter into, after the date of this Agreement, any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

     (c)  Amendments and Waivers.  The provisions of this Agreement, including
          ----------------------
the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of Holders of at least a majority of the then outstanding aggregate principal amount of Registrable Securities; provided, that Sections 6(a) and 8 shall not be amended, modified or
            --------
supplemented, and waivers or consents to departures from this proviso may not be given, unless the Issuer has obtained the written consent of each Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement, provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (d)  Notices.  All notices and other communications (including, without
          -------
limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, certified first-class mail, return receipt requested, next-day air courier or facsimile:

          (i) if to a Holder, at the most current address given by such Holder to the Issuer in accordance with the provisions of this Section 11(d), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy to Sidley & Austin, 555 West Fifth Street, Los Angeles, California 90013, Attention: Robert
W. Kadlec, Esq.; and

          (ii) if to the Issuer, initially at 9955 AirTran Boulevard, Orlando, Florida 32827, Attention: Treasurer, with a copy to Smith, Gambrell & Russell, LLP, 1230 Peachtree Street, Suite 3100, Promenade II, Atlanta, Georgia 30309-3592, Attention: Howard E. Turner, Esq. or John R. Schneider, Esq., and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(d).

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

     (e)  Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders.

     (f)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g)  Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (h)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(b). THE ISSUER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE ISSUER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE ISSUER IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ISSUER AT THE ADDRESS SET FORTH HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ISSUER IN ANY OTHER JURISDICTION.

     (i)  Severability.  If any term, provision, covenant or restriction of this
          ------------
Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (j)  Entire Agreement.  This Agreement is intended by the parties as a
          ----------------
final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Issuer in respect of securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (k)  Attorneys' Fees.  In any Proceeding brought to enforce any provision
          ---------------
of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the courts, shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

Securities Held by the Issuer or its Affiliates.  Whenever the consent or
-----------------------------------------------
approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Issuer or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than Holders deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage. The parties hereby acknowledge and agree that none of the Purchaser or any of its affiliates is an affiliate of the Issuer.

                         REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   AIRTRAN AIRWAYS, INC.

                                   By:
                                   Name:
                                   Title:

ACCEPTED AND AGREED TO:

BOEING CAPITAL LOAN CORPORATION

By:
Name:
Title:

                                   EXHIBIT J

            FORM OF OPINION OF CROWE & DUNLEVY, SPECIAL FAA COUNSEL

                                   EXHIBIT H

                 FORM OF WARRANT REGISTRATION RIGHTS AGREEMENT



           [see Exhibit D to Exhibit 10.1 filed with this Form 10-Q]

                                   EXHIBIT I

               FORM OF OPINION OF SMITH, GAMBRELL & RUSSELL, LLP



           [see Exhibit F to Exhibit 10.1 filed with this Form 10-Q]

                                   EXHIBIT J

            FORM OF OPINION OF CROWE & DUNLEVY, SPECIAL FAA COUNSEL


          [see Exhibit F-1 to Exhibit 10.1 filed with this Form 10-Q]

                                      B-1